OMB APPROVAL
OMB Number: 3235-0570 Expires: August 31, 2020 Estimated average burden hours per response: 20.6

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number	811-22691

The First Western Funds Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, Ohio	45246
(Address of principal executive offices)	(Zip code)

Linda J. Hoard, Esq.

c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246

Name and address of agent for service)

Registrant's telephone number, including area code:	(513) 587-3400

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

First Western Fixed Income Fund

First Western Short Duration Bond Fund

First Western Short Duration
High Yield Credit Fund

ANNUAL REPORT

August 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting the Funds at 1-800-292-6775 or, if you own these shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by contacting the Funds at 1-800-292-6775. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held with the Fund complex or at your financial intermediary.

FIRST WESTERN FUNDS
Letter to Shareholders
September 30, 2019

“The Upside Down”

The seemingly peaceful Midwestern town of Hawkins, Indiana is the setting for the Emmy-nominated and critically-acclaimed show Stranger Things. Carefully replicating the look and feel of the 1980s, and paying homage to iconic movies and directors from that era, the science fiction meets horror meets coming of age show has quickly created its own place in pop culture. Focused primarily on the existence of an alternate dimension in a parallel world, the scary place that lies beneath Hawkins is referred to as the Upside Down. Perhaps fiction is accurately predicting reality, as the Upside Down is becoming all too prevalent in our market. With nearly $15 trillion in negative yielding debt, this upside down yield phenomenon has become commonplace and is threatening to become a permanent fixture in global debt markets.

Many investors and strategists are still struggling with the idea of lending money to borrowers and accepting various risks only to receive back less in total interest and principal at maturity. However, many are evidently doing just that. Negative yielding debt surpassed the $10 trillion mark earlier this year and topped $17 trillion by August, with the rapid escalation in this money-losing proposition becoming quite unsettling. While Germany and Japan are the most notable examples, other nations have recently joined the party, and now entire sovereign yield curves have dipped below zero. Initially confined to government bond yields, corporate debt yields have gone negative, too. Beginning 2019 with only $20 billion, negative-yielding corporate debt recently surpassed the $1 trillion level.

The obvious question is why would anyone own debt that will hand the investor a loss through maturity? The greater fool theory may provide the answer for some of the apparently strange decision making. For example, a German-based investor may decide that the purchase of a negative-yielding Bund may be able to generate a profit if he or she can find someone willing to pay an even higher price for the security. This outcome could come to fruition if the European Central Bank, through the resumption of an aggressive quantitative easing program, buys the bond back at a higher price. There certainly are investors speculating that economic conditions will worsen, which will further increase demand for bonds, regardless of the stated yield. However, buying negative yielding debt is not a sustainable investment program, especially for those that buy and hold securities denominated in their home currencies.

For other investors, there may be a necessity to continue purchasing upside down bonds. Pension plans, insurers, and some institutional investors are often required to hold a certain percentage of investments in sovereign debt.

Others may have the obligation to maintain ample liquidity in their funds, often best supplied by the largest and deepest part of the market, which is nearly always government debt.

For one group of investors, though, there is a rational reason for scooping up negative yields. Due to interest rate differentials, buying bonds from other countries and hedging the currency risk can drastically alter the outcome. For instance, U.S. investors that hedge currency risk can earn positive yields when purchasing negative yielding German Bunds. The ten-year Bund at -0.60% will approximately yield a positive 2.40% to the U.S. investor post-currency hedge. This remains a compelling investment option for U.S. investors as they compare the net yield on the Bund relative to the 1.70% yield of the ten-year U.S. Treasury.

It should not come as a surprise that we are in this predicament. The central bank handbook teaches fresh, young appointees that monetary accommodation, most typically in the form of lower short-term interest rates, will help spur economic growth. Thus, a central bank will traditionally begin to reduce short-term interest rates to aid the economy. Businesses will be able to raise debt with lower interest costs and homeowners will enjoy refinancing mortgages and enhancing disposable income. With most regions receiving minimal assistance from fiscal policy, central banks have been forced to carry the burden of keeping economies afloat. Hence, more aggressive policy measures have been adopted and kept in place for longer periods of time.

There is evidence that monetary accommodation can improve underlying financial conditions and economic health. However, prolonged use of these tools, and the introduction of negative rates, could backfire. Low rates and ample demand have encouraged companies to substantially ramp up borrowing. Following the recent downturn in yields, investment grade debt offerings surged 63% in September relative to the same period last year, with the total value exceeding $150 billion. A decade of acquisitions and stock buybacks have resulted in a record $5.8 trillion of investment grade corporate bonds in the U.S. Unfortunately, the attractive financing rates have not always been used for capital investments, such as new factories and increased productivity, which would have led to improved long-term corporate prospects. To be able to comfortably service this ever-growing debt load, the need for a healthy economy and profit growth has never been greater. So, too, the negative effects from an economic contraction would likely be greater than most investors have experienced. Having grown uncomfortable with increasing liabilities, investors have pressured companies to improve their debt reducing efforts. While some companies were able to lower their indebtedness, the overall health of the corporate bond market has continued to worsen. Falling profits, lower cash balances, and rising debt levels have caused leverage ratios to rise and interest coverage measures to deteriorate. Although investors continue to pour money into corporate bonds, S&P Global Ratings noted that the third quarter witnessed the largest number of downgrades relative to upgrades since 2015.

Household debt, on the other hand, contracted for the first few years following the Great Recession. Then, an improving economy aided consumer confidence which, in turn, led to more willing borrowers. Though the overall household debt level stands at more than $13 trillion, the type of debt, the debt service payments, and the credit quality of borrowers have improved. Although student debt remains an ongoing issue, the largest component of household debt comprises mortgages, which have decreased as a percentage of total debt (from 78% to 71% through Q2 2019) due to more stringent underwriting standards than those from the pre-crisis era.

The low rates have helped financial markets, and the resulting wealth effect has improved confidence and spending. Prolonged cheap money, though, has led to excessive risk taking as investors moved to higher yielding assets. Both commercial and residential real estate have been meaningful beneficiaries, though valuations appear less attractive and a correction could prove painful. When investor confidence diminishes, whether sparked by slower growth estimates, heightened valuations, or liquidity concerns, the fallout will be more severe than a typical correction. Importantly, there is a growing chorus of strategists arguing that rather than instigating spending, negative rates have prompted a decrease in consumer expenditures and a resulting increase in savings.

After years of extremely aggressive monetary policy, growth has remained sluggish in many parts of the world and slowed recently in the U.S. In addition, despite these easy policies, inflation statistics trail most central bank targets, troubling policymakers. The normally upward-sloping yield curves have turned upside down, never a positive signal for future growth. Monetary accommodation was expected to increase inflation expectations and growth prospects, which would have inflicted the opposite effect on the yield curve, namely pushing longer term yields well above those of their shorter-term brethren. While the U.S. only experienced a couple days of the two-year and ten-year Treasury yields inverting, the three-month T-bill has consistently yielded more than short and intermediate maturities. Not only has much of the yield curve inverted, but the benchmark yields have also fallen significantly. Having ended the second quarter with a yield of 2.01%, the ten-year Treasury plummeted all the way to 1.46%, the lowest yield since 2016, before ending at 1.67%. Thus, with low absolute yields and an inversion, there is little belief that rates will normalize or that inflation can reach its target anytime in the near future.

There has also been a noticeable decline in global GDP expectations, primarily related to the persistent uncertainty. As investors and corporate leaders grapple with such items as U.S.-China trade negotiations, Iran tensions, Hong Kong protests, Brexit, and impeachment drama, the ability to confidently plan future investments and expenditures becomes problematic. The most notable fallout is evident in the manufacturing data. While global purchasing managers’ indices have been plummeting, the U.S. had held up relatively better than most. In August, however, fortunes changed and the domestic release of the ISM Manufacturing Index at 49.1 was the first reading below 50.0 since 2016, indicating that manufacturing had entered a contractionary phase. Some argued that one month does not a trend make, but the September data proved even more alarming. Dropping to its lowest level in more than ten years, the 47.8 reading provides substantiation for the bearish camp.

International relations have also turned upside down. In fact, for the first time in its history, the G-7 did not issue a joint communique following its meeting in late August. Negotiations with China have proven challenging, with tensions rising and the probability of a comprehensive deal diminishing. With its massive Belt and Road Initiative, China has made clear its intention to advance its global interests, counter to the U.S. plan to limit global aid and infrastructure investments. Relationships with former allies, such as Germany and France, appear less comfortable, potentially damaging the alliances necessary to combat any escalation in Middle East hostilities.

During the third quarter, the reemergence of rate cuts in the U.S. was cheered by investors in risky assets. At the same time, though, others noted the signs of slower growth and the vociferous calls for further monetary easing might be leading us down a path from which it may be difficult to return. Entering the Upside Down, a strange and scary world of negative interest rates, should be avoided at all costs. If Japan and Germany provide current examples of industrialized nations experimenting with negative rates, there appears to be very little gained and much to lose. An economy needs healthy banks, and these institutions require positive rates and an upward sloping yield curve. Savers need to be able to earn a reasonable return rather than be penalized. Since it appears unlikely that monetary policy has sufficient influence to rectify the macroeconomic woes facing many regions, growth-oriented fiscal stimulus may become a priority, even in some fiscally conservative climates.

Barry P. Julien, CFA®
Chief Investment Officer & Portfolio Manager

The First Western Fixed Income Fund (FWFIX)

Geopolitical unrest played a prominent role in stoking investor unease, with the U.S. and China tariffs remaining a headline story. Hong Kong rioting, drone strikes on Saudi Arabia’s oil infrastructure, escalating tensions with Iran, and the continuing Brexit drama have added to the uncertainty and limited the ability of companies and investors to have confidence in economic forecasts. Recent economic data in the U.S. has also complicated matters, with more noticeable signs of a slowdown in growth. The manufacturing data has retreated meaningfully as the September ISM Manufacturing Purchasing Managers Index release was the lowest in more than a decade. The employment sector, having illustrated strength and resilience, may finally be exhibiting a deceleration in new job growth. The Fed’s two rate cuts may have allayed some investor fears, though the effectiveness of rate cuts at these historically low absolute yields is questionable.

The macroeconomic concerns and heightened uncertainty prompted a rally in bonds. U.S. Treasuries enjoyed robust demand as the benchmark ten-year bond plummeted to 1.46%, its lowest level since 2016. Although corporate profits have come under pressure, the investment grade credit market continued to experience inflows which kept spreads tight and performance strong. Mortgage-backed securities (MBS) lagged during the move to lower rates as homeowners actively refinanced. Although the portfolio benefitted from the increased allocation to Treasuries, the reduction in corporate bonds and the overweight in MBS proved detrimental. In addition, the prior lengthening of the portfolio’s maturity was mitigated by the significant decrease in the duration of the MBS holdings. Over the past year, primarily due to its shorter duration profile, the Fund’s 8.42% net return has trailed the 10.17% gain for the Bloomberg Barclays Aggregate Bond Index. After beginning the fiscal year with $60.0 million, the Fund exhibited solid growth and ended at $76.6 million. With growing concerns about the domestic economic outlook, prior moves to reduce portfolio risk and the continuation of a conservative approach appear most prudent.

The First Western Short Duration Bond Fund (FWSBX)

The macroeconomic concerns and heightened uncertainty prompted a rally in bonds. U.S. Treasuries enjoyed robust demand as the benchmark ten-year bond plummeted to 1.46%, its lowest level since 2016. Although corporate profits have come under pressure, the investment grade credit market continued to experience inflows which kept spreads tight and performance strong. Mortgage-backed securities lagged during the move to lower rates as homeowners actively refinanced. While the portfolio benefitted from its overweight allocation to corporate bonds, the overweight in MBS proved detrimental. In addition, due to the inverted yield curve, the Fund has not extended maturities. Thus, its maturity and duration profile limited gains during this period. Over the past fiscal year, the Fund was able to generate a net return of 4.31%, slightly below the 4.64% increase for the ICE BofA Merrill Lynch 1-3 Year U.S. Corporate & Government Index. As short maturity yields remain low and the Fund’s more conservative approach has limited its yield advantage over money market funds, the Fund experienced outflows. Having started the fiscal year at $128.3 million, the Fund finished the year at $113.0 million.

The First Western Short Duration High Yield Credit Fund (FWSHX)

The high yield market carried its positive trajectory from the first half of 2019, despite some brief bouts of volatility and spread widening during the quarter. Low global yields, an active and open capital market environment, manageable new issue supply, and low default rates, albeit modestly climbing since the start of the year, provided a constructive investor demand backdrop. Negative sentiment around economic growth and uncertainty around a favorable trade agreement resolution caused a rally in U.S. Treasuries, which seemingly played a bigger factor than normal in high yield returns. Further supporting the price action was the $2.8B inflow into the asset class, which helped to digest the $67.7B of gross new issuance. With the exception of Energy, every sector generated positive returns during the quarter and Finance, Retail, Gaming, and Telecommunications were the top performers. From a ratings standpoint though, the market was bifurcated. The higher-rated BB segment was well sought after, returning 2.1%, while CCC-rated debt was out of fashion, falling -2.3%. During the past year, strong performance from individual credit selections and a voracious investor appetite for yield enabled the Fund to generate a net return of 4.87%, besting the 4.16% gain for the ICE BofA Merrill Lynch 1-5 Year US Cash Pay High Yield Constrained Index. The Fund experienced modest flows during the year, ending at $45.8 million, above its $41.7 million beginning value. As corporate profits wane and recession risk remains elevated, a cautious approach is warranted.

FIRST WESTERN FIXED INCOME FUND

Performance Information
August 31, 2019 (Unaudited)

Comparison of the Change in Value of a $100,000 Investment
in First Western Fixed Income Fund - Institutional Shares versus the
Bloomberg Barclays U.S. Aggregate Bond Index

Average Annual Total Returns (for periods ended August 31, 2019)
	1 Year	5 Years	Since Inception (b)
First Western Fixed Income Fund - Institutional Shares (a)	8.42%	3.55%	3.38%
Bloomberg Barclays U.S. Aggregate Bond Index (c)	10.17%	3.35%	2.84%

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Represents the period from the commencement of operations (November 1, 2012) through August 31, 2019.
(c)

The Bloomberg Barclays U.S. Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, with index components for U.S. government, agency and corporate securities. The Fund does not invest solely in securities included in the Bloomberg Barclays U.S. Aggregate Bond Index and may invest in other types of securities.

FIRST WESTERN SHORT DURATION BOND FUND

Performance Information
August 31, 2019 (Unaudited)

Comparison of the Change in Value of a $100,000 Investment
in First Western Short Duration Bond Fund - Institutional Shares
versus the ICE BofA Merrill Lynch U.S. Corp./Govt. 1-3 Years Bond Index

Average Annual Total Returns (for periods ended August 31, 2019)
	1 Year	5 Years	Since Inception (b)
First Western Short Duration Bond Fund - Institutional Shares (a)	4.31%	2.18%	2.21%
ICE BofA Merrill Lynch U.S. Corp./Govt. 1-3 Years Bond Index (c)	4.64%	1.60%	1.43%

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Represents the period from the commencement of operations (April 26, 2013) through August 31, 2019.
(c)

The ICE BofA Merrill Lynch U.S. Corp./Govt. 1-3 Years Bond Index covers the U.S. investment grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, U.S. agency, foreign government, supranational and corporate securities, with a remaining term to final maturity less than 3 years. The Fund does not invest solely in securities included in the ICE BofA Merrill Lynch U.S. Corp./Govt. 1-3 Years Bond Index and may invest in other types of securities.

FIRST WESTERN SHORT DURATION
HIGH YIELD CREDIT FUND

Performance Information
August 31, 2019 (Unaudited)

Comparison of the Change in Value of a $100,000 Investment
in First Western Short Duration High Yield Credit Fund -
Institutional Shares versus the ICE BofA Merrill Lynch 1-5 Year U.S. Cash Pay High Yield Constrained Index

Average Annual Total Returns (for periods ended August 31, 2019)
	1 Year	3 Years	Since Inception (b)
First Western Short Duration High Yield Credit Fund - Institutional Shares (a)	4.87%	5.50%	5.60%
ICE BofA Merrill Lynch 1-5 Year U.S. Cash Pay High Yield Constrained Index (c)	4.16%	5.92%	7.11%

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Represents the period of the commencement of operations (October 1, 2015) through August 31, 2019.
(c)

The ICE BofA Merrill Lynch 1-5 Year U.S. Cash Pay High Yield Constrained Index covers the performance of U.S. dollar denominated below investment grade corporate debt, currently in a coupon paying period, with a remaining term to final maturity less than 5 years but caps issuer exposure at 2%. The Fund does not invest solely in securities included in the ICE BofA Merrill Lynch 1-5 Year U.S. Cash Pay High Yield Constrained Index and may invest in other types of securities.

FIRST WESTERN FIXED INCOME FUND

Portfolio Information
August 31, 2019 (Unaudited)

Portfolio Allocation (% of Net Assets)

Top 10 Long-Term Holdings

Security Description	% of Net Assets
U.S. Treasury Bonds, 2.875%, due 07/31/25	4.4%
U.S. Treasury Notes, 3.000%, due 10/31/25	2.9%
U.S. Treasury Bonds, 5.250%, due 11/15/28	2.7%
U.S. Treasury Bonds, 2.375%, due 08/15/24	2.6%
FHLMC, Series 4760-A, 3.000%, due 02/15/48	2.3%
U.S. Treasury Notes, 2.250%, due 11/15/25	2.0%
U.S. Treasury Notes, 2.875%, due 05/15/28	1.8%
Tennessee Valley Authority, 7.125%, due 05/01/30	1.8%
U.S. Treasury Bonds, 5.250%, due 02/15/29	1.7%
U.S. Treasury Bonds, 3.000%, due 05/15/42	1.4%

FIRST WESTERN SHORT DURATION BOND FUND

Portfolio Information
August 31, 2019 (Unaudited)

Portfolio Allocation (% of Net Assets)

Top 10 Long-Term Holdings

Security Description	% of Net Assets
U.S. Treasury Notes, 2.625%, due 08/15/20	2.0%
FNMA, Series 2013-62-QA, 3.000%, due 06/25/37	1.8%
GNMA, Series 2018-118-A, floating rate, 2.900%, due 08/16/60	1.4%
SBA Tower Trust, 144A, Series 2016-1, 2.877%, due 07/10/46	1.4%
FNMA, Series 2012-111-VA, 3.500%, due 10/25/25	1.3%
U.S. Treasury Notes, 3.625%, due 02/15/21	1.2%
FHLMC, Series 4800-KE, 3.500%, due 12/15/40	1.1%
GNMA, Series 2019-19-AB, floating rate, 3.150%, due 04/16/50	1.1%
Sequoia Mortgage Trust, 144A, Series 2014-4-A1, 3.000%, due 11/25/44	1.1%
U.S. Treasury Notes, 2.000%, due 01/31/20	1.1%

FIRST WESTERN SHORT DURATION
HIGH YIELD CREDIT FUND

Portfolio Information
August 31, 2019 (Unaudited)

Portfolio Allocation (% of Net Assets)

Top 10 Long-Term Holdings

Security Description	% of Net Assets
Oppenheimer Holdings, Inc., 6.750%, due 07/01/22	1.8%
Hughes Satellite Systems Corporation, 7.625%, due 06/15/21	1.6%
Sprint Corporation, 7.125%, due 06/15/24	1.6%
Albertsons Companies, LLC, 6.625%, due 06/15/24	1.5%
Lions Gate Capital Holdings, LLC, 144A, 6.375%, due 02/01/24	1.5%
Gray Television, Inc., 144A, 5.125%, due 10/15/24	1.5%
Altice Financing S.A., 144A, 6.625%, due 02/15/23	1.5%
Golden Nugget, Inc., 144A, 6.750%, due 10/15/24	1.5%
MGM Resorts International, 6.000%, due 03/15/23	1.4%
Forestar Group, Inc., 144A, 8.000%, due 04/15/24	1.4%

FIRST WESTERN FIXED INCOME FUND Schedule of Investments August 31, 2019
U.S. TREASURY OBLIGATIONS — 23.0%	Coupon	Maturity	Par Value	Value
U.S. Treasury Bonds	6.250%	08/15/23	$750,000	$888,691
U.S. Treasury Bonds	2.375%	08/15/24	1,886,000	1,972,049
U.S. Treasury Notes	2.250%	11/15/24	500,000	520,586
U.S. Treasury Bonds	2.875%	07/31/25	3,116,000	3,366,984
U.S. Treasury Notes	3.000%	10/31/25	2,041,000	2,226,444
U.S. Treasury Notes	2.250%	11/15/25	1,500,000	1,570,957
U.S. Treasury Notes	1.625%	02/15/26	650,000	656,729
U.S. Treasury Notes	2.750%	02/15/28	490,000	539,000
U.S. Treasury Notes	2.875%	05/15/28	1,255,000	1,395,893
U.S. Treasury Bonds	5.250%	11/15/28	1,543,000	2,040,075
U.S. Treasury Bonds	5.250%	02/15/29	1,005,000	1,337,160
U.S. Treasury Bonds	3.000%	05/15/42	925,000	1,110,614
Total U.S. Treasury Obligations (Cost $16,575,649)				$17,625,182

U.S. GOVERNMENT AGENCY OBLIGATIONS — 3.4%	Coupon	Maturity	Par Value	Value
Federal Home Loan Bank — 1.6%
Federal Home Loan Bank	2.625%	03/11/22	$300,000	$308,147
Federal Home Loan Bank	2.125%	03/10/23	350,000	357,026
Federal Home Loan Bank	3.250%	03/08/24	535,000	574,104
				1,239,277
Tennessee Valley Authority — 1.8%
Tennessee Valley Authority	7.125%	05/01/30	925,000	1,388,188

Total U.S. Government Agency Obligations (Cost $2,462,058)				$2,627,465

MORTGAGE-BACKED SECURITIES — 41.2%	Coupon	Maturity	Par Value	Value
Commercial — 23.3%
ABN AMRO Mortgage Corporation, Series 2003-12-1A (a)	5.000%	12/25/33	$213,294	$221,536
Bank of America Funding Corporation, Series 2003-J-2A1 (a)	4.623%	11/25/33	509,932	515,841
Bank of America Funding Corporation, Series 2004-A-3A1 (a)	5.017%	02/25/34	172,229	177,169

FIRST WESTERN FIXED INCOME FUND Schedule of Investments (Continued)
MORTGAGE-BACKED SECURITIES — 41.2% (Continued)	Coupon	Maturity	Par Value	Value
Commercial — 23.3% (Continued)
Bank of America Funding Corporation, Series 2005-E-4A1 (a)	4.716%	03/20/35	$25,333	$25,558
Bear Stearns ALT-A Trust, Series 2003-6-2A1 (a)	4.293%	01/25/34	314,897	313,331
Bear Stearns ALT-A Trust, Series 2004-11-1A1 (1MO LIBOR + 68) (a)	2.946%	11/25/34	1,314	1,314
Centex Home Equity Loan Trust, Series 2004-D-AF6	5.170%	09/25/34	1,732	1,749
Citigroup Mortgage Loan Trust, Inc., 144A, Series 2004-RR2-A (H15T1Y + 2.10) (a)	4.962%	05/25/34	299,643	309,155
COLT Funding, LLC, 144A, Series 2017-2-A1A	2.415%	10/25/47	166,863	166,179
Countrywide Asset-Backed Certificates, Series 2004-6-2A3 (1MO LIBOR + 120) (a)	3.466%	11/25/34	309,728	314,581
Countrywide Asset-Backed Certificates, Series 2005-1-AF5A	5.497%	07/25/35	199,090	204,988
Countrywide Home Loans, Inc., Series 2003-49-A9 (a)	4.398%	12/19/33	93,366	96,035
Credit Suisse First Boston Mortgage Securitization, Series 2004-AR8-2A1 (a)	4.275%	09/25/34	209,396	210,343
CS First Boston Mortgage Securities Company, Series 2002-AR31-4A2 (a)	4.841%	11/25/32	56,421	57,344
CS First Boston Mortgage Securities Company, Series 2003-11-1A31	5.500%	06/25/33	42,914	43,957
Goldman Sachs Alternative Mortgage Products Trust, Series 2004-OPT-A4 (1MO LIBOR + 90) (a)	3.166%	11/25/34	10,714	10,717
GSAA Home Equity Trust, Series 2004-11-2A1 (1MO LIBOR + 66) (a)	2.926%	12/25/34	38,526	38,588
HarborView Mortgage Loan Trust, Series 2003-1-A (a)	4.618%	05/19/33	117,571	120,589
HarborView Mortgage Loan Trust, Series 2004-4-2A (1MO LIBOR + 56) (a)	2.858%	06/19/34	141,508	138,729

FIRST WESTERN FIXED INCOME FUND Schedule of Investments (Continued)
MORTGAGE-BACKED SECURITIES — 41.2% (Continued)	Coupon	Maturity	Par Value	Value
Commercial — 23.3% (Continued)
Impac CMB Trust, Series 2004-10-4A2 (1MO LIBOR + 94) (a)	3.206%	03/25/35	$134,821	$132,872
Impac CMB Trust, Series 2005-4-2A1 (1MO LIBOR + 60) (a)	2.866%	05/25/35	363,560	365,334
Impac CMB Trust, Series 2007-A-A (1MO LIBOR + 50) (a)	2.766%	05/25/37	620,905	625,480
Impac CMB Trust, 144A, Series 2007-A-M1 (1MO LIBOR + 80) (a)	3.066%	05/25/37	617,582	618,445
Impac Secured Assets Corporation, Series 2003-3-A1 (a)	4.891%	08/25/33	56,206	58,196
Impac Secured Assets Corporation, Series 2006-1-2A1 (3MO LIBOR + 35) (a)	2.616%	05/25/36	431,549	434,751
JPMorgan Alternative Loan Trust, Series 2005-A2-1A1 (1MO LIBOR + 52) (a)	2.786%	01/25/36	237,580	237,057
JPMorgan Mortgage Trust, Series 2003-A1 (a)	4.441%	10/25/33	210,883	216,321
JPMorgan Mortgage Trust, Series 2004-A1-4A1 (a)	4.371%	02/25/34	170,242	170,859
JPMorgan Mortgage Trust, Series 2004-A3-SF3 (a)	4.519%	06/25/34	151,795	155,358
JPMorgan Mortgage Trust, Series 2004-A4-2A2 (a)	4.398%	09/25/34	853,691	875,979
JPMorgan Mortgage Trust, Series 2004-A5-2A1 (a)	4.528%	12/25/34	67,296	70,042
JPMorgan Mortgage Trust, Series 2013-3-A3 (a)	3.401%	07/25/43	220,264	223,758
JPMorgan Mortgage Trust, 144A, Series 2017-2-A3 (a)	3.500%	05/25/47	431,097	441,722
Long Beach Mortgage Loan Trust, Series 2004-4-1A1 (1MO LIBOR + 56) (a)	2.826%	10/25/34	541,147	528,243
Master Adjustable Rate Mortgages Trust, Series 2003-3-2A1 (a)	4.506%	09/25/33	242,970	246,331
Master Asset Securitization Trust, Series 2004-1-3A7	5.250%	01/25/34	162,357	169,468
Merrill Lynch Mortgage Investors Trust, Series 2004-A3-1A (a)	4.389%	05/25/34	184,478	182,399

FIRST WESTERN FIXED INCOME FUND Schedule of Investments (Continued)
MORTGAGE-BACKED SECURITIES — 41.2% (Continued)	Coupon	Maturity	Par Value	Value
Commercial — 23.3% (Continued)
Merrill Lynch Mortgage Investors Trust, Series 2005-A1-1A (a)	4.784%	12/25/34	$468,874	$487,777
Nationstar Mortgage Loan Trust, 144A, Series 2013-A-A (a)	3.750%	12/25/52	100,512	102,785
New Century Home Equity Loan Trust, Series 2005-A-A4W (a)	4.682%	08/25/35	215,127	219,154
New Residential Mortgage Loan Trust, 144A, Series 2015-2A-A2	3.750%	08/25/55	522,238	537,395
New Residential Mortgage Loan Trust, 144A, Series 2017-3A-A1	4.000%	04/25/57	358,783	374,636
Opteum Mortgage Acceptance Corporation, Series 2005-5-2AD2 (a)	5.850%	12/25/35	181,064	185,674
Pearl Street Mortgage Company Trust, 144A, Series 2018-2-A3 (a)	3.500%	06/25/48	425,492	433,886
Sequoia Mortgage Trust, Series 2003-8-A1 (1MO LIBOR + 64) (a)	2.912%	01/20/34	583,751	582,678
Sequoia Mortgage Trust, Series 2004-6-A2 (1MO LIBOR + 56) (a)	2.732%	07/20/34	258,189	259,625
Sequoia Mortgage Trust, Series 2012-3-A21 (a)	3.000%	07/25/42	142,298	142,945
Sequoia Mortgage Trust, Series 2012-4-A2 (a)	3.000%	09/25/42	102,861	103,691
Sequoia Mortgage Trust, Series 2013-6-A2	3.000%	05/25/43	826,564	837,085
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-1-4A4 (a)	4.532%	02/25/34	234,000	236,967
Structured Asset Investment Loan Trust, Series 2003-BC9-3A2 (1MO LIBOR + 96) (a)	3.226%	08/25/33	81,460	81,687
Structured Asset Mortgage Investments II Trust, Series 2004-AR6-A1A (1MO LIBOR + 70) (a)	2.998%	02/19/35	365,993	360,062
Structured Asset Mortgage Investments, Inc., Series 2003-AR4-A1 (1MO LIBOR + 70) (a)	2.998%	01/19/34	61,370	60,770

FIRST WESTERN FIXED INCOME FUND Schedule of Investments (Continued)
MORTGAGE-BACKED SECURITIES — 41.2% (Continued)	Coupon	Maturity	Par Value	Value
Commercial — 23.3% (Continued)
Structured Asset Mortgage Investments, Inc., Series 2004-AR4-1A1 (1MO LIBOR + 70) (a)	2.998%	12/19/34	$254,139	$261,408
Structured Asset Securities Corporation, Series 1998-11-2B1 (a)	4.739%	01/25/32	65,654	58,129
Structured Asset Securities Corporation, Series 1998-11-2B2 (a)	4.739%	01/26/32	55,535	54,906
Structured Asset Securities Corporation, Series 2003-9A-2A1 (a)	4.506%	03/25/33	187,993	190,409
Structured Asset Securities Corporation, Series 2003-34A-5A4 (a)	4.593%	11/25/33	257,872	264,949
Wa-Mu Mortgage Pass-Through Certificates, Series 2003-S3-3A1	5.500%	05/25/33	93,216	97,780
Wa-Mu Mortgage Pass-Through Certificates, Series 2003-AR7-A7 (a)	4.398%	08/25/33	572,861	583,821
Wa-Mu Mortgage Pass-Through Certificates, Series 2003-AR8-A (a)	4.282%	08/25/33	423,222	436,030
Wa-Mu Mortgage Pass-Through Certificates, Series 2002-AR2-A (COF 11 + 125) (a)	2.394%	02/27/34	156,268	155,525
Wa-Mu Mortgage Pass-Through Certificates, Series 2005-AR13-A-1A3 (1MO LIBOR + 78) (a)	3.046%	10/25/45	388,941	411,795
Wells Fargo Alternative Loan Trust, Series 2002-1-1A1	6.250%	08/25/32	611,351	652,289
Wells Fargo Mortgage-Backed Securities, Series 2003-G-A1 (a)	4.761%	06/25/33	4,848	4,979
Wells Fargo Mortgage-Backed Securities, Series 2003-J-2A7 (a)	4.579%	10/25/33	360,803	369,682
Wells Fargo Mortgage-Backed Securities, Series 2003-K-1A2 (a)	4.686%	11/25/33	170,154	175,060

FIRST WESTERN FIXED INCOME FUND Schedule of Investments (Continued)
MORTGAGE-BACKED SECURITIES — 41.2% (Continued)	Coupon	Maturity	Par Value	Value
Commercial — 23.3% (Continued)
Wendy’s Funding, LLC, 144A, Series 2019-1A-A2I	3.783%	06/15/49	$405,000	$418,563
				17,862,460
Federal Home Loan Mortgage Corporation — 11.4%
FHLMC, Series 2999-ND	4.500%	07/15/20	3,143	3,148
FHLMC, Series 2515-UP	5.500%	10/15/22	37,620	38,680
FHLMC, Series 3827-HA	3.500%	11/15/25	202,850	212,085
FHLMC, Series 4011-ML	3.000%	03/15/27	500,000	523,311
FHLMC, Series 4833-VA	4.000%	11/15/29	700,118	728,297
FHLMC, Series 2569-LD	5.500%	02/15/33	81,321	92,979
FHLMC, Series 3793-UA	4.000%	06/15/33	78,227	84,055
FHLMC, Pool #FG C91859	3.500%	12/01/35	717,434	745,739
FHLMC, Series 4011-NP	3.000%	07/15/39	7,415	7,406
FHLMC, Series 3919-BG	3.000%	08/15/39	279,458	281,997
FHLMC, Series 3622-WA	5.500%	09/15/39	488,404	546,235
FHLMC, Series 3843-JA	4.000%	04/15/40	67,363	70,929
FHLMC, Series 4088-PA	3.000%	12/15/40	884,630	908,237
FHLMC, Series 3940-PD	2.500%	02/15/41	647,628	657,856
FHLMC, Series 4017-MA	3.000%	03/15/41	68,494	70,268
FHLMC, Series 4226-AN	4.000%	04/15/41	314,558	326,986
FHLMC, Series 4077-AP	4.000%	01/15/42	144,513	151,304
FHLMC, Series 4673-KA	3.500%	08/15/42	322,525	329,388
FHLMC, Series 4183-PA	3.500%	01/15/43	164,555	169,426
FHLMC, Series 4772-CA	4.000%	01/15/43	584,764	594,646
FHLMC, Series 4769-L	4.000%	06/15/44	420,470	430,453
FHLMC, Series 4760-A	3.000%	02/15/48	1,677,008	1,749,021
				8,722,446
Federal National Mortgage Association — 5.6%
FNMA, Series 2005-80-BA	5.000%	04/25/29	45,940	49,862
FNMA, Series 2009-96-DB	4.000%	11/25/29	251,871	261,897
FNMA, Pool #MA1201	3.500%	10/01/32	254,618	265,406
FNMA, Pool #MA0584	4.500%	10/01/40	44,661	46,423
FNMA, Series 2013-13	4.000%	01/25/43	245,404	262,786
FNMA, Series 2016-49-LA	3.500%	01/25/43	687,636	716,184
FNMA, Series 2014-80-KA	2.000%	03/25/44	131,802	130,023
FNMA, Series 2016-24-HA	3.000%	04/25/44	686,873	698,678
FNMA, Series 2017-22-EC	3.000%	06/25/44	992,676	1,017,178
FNMA, Series 2016-38-NA	3.000%	01/25/46	510,659	530,114

FIRST WESTERN FIXED INCOME FUND Schedule of Investments (Continued)
MORTGAGE-BACKED SECURITIES — 41.2% (Continued)	Coupon	Maturity	Par Value	Value
Federal National Mortgage Association — 5.6% (Continued)
FNMA, Series 2016-89-CG	3.000%	04/25/46	$281,670	$294,699
				4,273,250
Government National Mortgage Association — 0.8%
GNMA, Series 2009-104-KA	4.500%	08/16/39	121,537	127,897
GNMA, Series 2011-138-PX	4.000%	06/20/41	35,094	36,080
GNMA, Series 2015-185-P	2.750%	11/20/42	451,039	458,087
				622,064
Small Business Administration — 0.1%
SBA, Series 2009-20A-1	5.720%	01/01/29	71,029	78,494

Total Mortgage-Backed Securities (Cost $30,865,683)				$31,558,714

MUNICIPAL BONDS — 1.2%	Coupon	Maturity	Par Value	Value
ABAG California Finance Authority for Nonprofit Corporations, Revenue Bond, Series 2017-B	2.500%	09/02/21	$175,000	$177,175
California State Housing Finance Agency, Revenue Bond	3.650%	08/01/25	650,000	698,484
Total Municipal Bonds (Cost $825,542)				$875,659

ASSET-BACKED SECURITIES — 2.2%	Coupon	Maturity	Par Value	Value
DB Master Finance, LLC, 144A, Series 2019-1A-A2I (a)	3.787%	05/20/49	$382,043	$396,938
Domino’s Pizza Master Issuer, LLC, 144A, Series 2018-1A-A2I	4.116%	07/25/48	742,600	781,646
Jack in the Box Funding, LLC, 144A, Series 2019-1A	3.982%	08/25/49	525,000	532,607
Total Asset-Backed Securities (Cost $1,653,400)				$1,711,191

FIRST WESTERN FIXED INCOME FUND Schedule of Investments (Continued)
CORPORATE BONDS — 25.4%	Coupon	Maturity	Par Value	Value
Communication Services — 2.7%
AT&T, Inc.	4.250%	03/01/27	$535,000	$588,650
CBS Corporation	7.875%	07/30/30	250,000	353,880
Crown Castle International Corporation	4.000%	03/01/27	540,000	584,263
Sprint Spectrum Company, LLC, 144A	5.152%	03/20/28	507,000	546,293
				2,073,086
Consumer Discretionary — 2.4%
Dollar Tree, Inc.	4.000%	05/15/25	550,000	581,319
eBay, Inc.	3.600%	06/05/27	265,000	278,909
International Game Technology	6.250%	02/15/22	425,000	449,438
Las Vegas Sands Corporation	3.500%	08/16/26	549,000	560,475
				1,870,141
Energy — 1.4%
Kinder Morgan Energy Partners, L.P.	4.250%	09/01/24	489,000	526,958
Magellan Midstream Partners, L.P.	5.000%	03/01/26	470,000	533,306
				1,060,264
Financials — 8.3%
Air Lease Corporation	4.250%	09/15/24	501,000	538,514
Antares Holdings, L.P.	6.000%	08/15/23	512,000	530,725
Ares Capital Corporation	3.500%	02/10/23	524,000	528,502
Aviation Capital Group, LLC, 144A	3.500%	11/01/27	541,000	564,848
Bank of America Corporation	4.250%	10/22/26	537,000	586,097
Fairfax Financial Holdings Ltd., 144A	4.875%	08/13/24	495,000	528,797
Fidelity National Information Services, Inc.	3.000%	08/15/26	522,000	540,932
Icahn Enterprises, L.P.	6.250%	02/01/22	300,000	309,000
International Lease Finance Corporation	5.875%	08/15/22	476,000	522,797
Morgan Stanley	4.000%	07/23/25	545,000	590,289
NewMark Group, Inc.	6.125%	11/15/23	175,000	190,032
Raymond James Financial, Inc.	3.625%	09/15/26	350,000	369,014
SVB Financial Group	3.500%	01/29/25	510,000	530,408
				6,329,955
Health Care — 2.4%
Boston Scientific Corporation	3.750%	03/01/26	541,000	580,804
Celgene Corporation	3.900%	02/20/28	600,000	666,412
HCA Healthcare, Inc.	5.250%	06/15/26	515,000	581,193
				1,828,409

FIRST WESTERN FIXED INCOME FUND Schedule of Investments (Continued)
CORPORATE BONDS — 25.4% (Continued)	Coupon	Maturity	Par Value	Value
Industrials — 4.0%
Air Canada Pass-Through Certificates, 144A, Series 2013-1B	5.375%	11/15/22	$545,700	$561,580
American Airlines Group Pass-Through Certificates, 144A, Series 2013-1B	5.625%	01/15/21	304,368	311,307
American Airlines Group Pass-Through Certificates, Series 2019-1AA	3.150%	08/15/33	678,000	716,660
Roper Technologies, Inc.	3.650%	09/15/23	506,000	532,973
Stericycle, Inc., 144A	5.375%	07/15/24	390,000	399,750
United Airlines, Series 2016-1B	3.650%	07/07/27	553,420	566,187
				3,088,457
Information Technology — 1.5%
Autodesk, Inc.	4.375%	06/15/25	541,000	582,974
CA, Inc.	4.500%	08/15/23	553,000	577,918
				1,160,892
Materials — 1.2%
Martin Marietta Materials, Inc.	3.500%	12/15/27	305,000	314,867
Packaging Corporation of America	3.400%	12/15/27	574,000	598,867
				913,734
Real Estate — 0.8%
American Campus Communities, Inc.	3.300%	07/15/26	574,000	594,544

Utilities — 0.7%
Oncor Electric Delivery Company, LLC	7.000%	09/01/22	457,000	521,933

Total Corporate Bonds (Cost $18,507,289)				$19,441,415

FIRST WESTERN FIXED INCOME FUND Schedule of Investments (Continued)
MONEY MARKET FUNDS — 3.1%	Shares	Value
Invesco Short-Term Investments Trust - Treasury Portfolio - Institutional Class, 1.99% (b) (Cost $2,411,970)	2,411,970	$2,411,970

Total Investments at Value — 99.5% (Cost $73,301,591)		$76,251,596

Other Assets in Excess of Liabilities — 0.5%		385,029

Net Assets — 100.0%		$76,636,625

144A - Security was purchased in a transaction exempt from registration in compliance with Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total value of such securities is $8,026,532 as of August 31, 2019, representing 10.5% of net assets.

COF 11 - Cost of funds for the 11th District of San Francisco.
H15T1Y - U.S. Treasury yield curve rate for U.S. Treasury note with a constant maturity of 1 year.
LIBOR - London Interbank Offered Rate.
(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of August 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

(b) The rate shown is the 7-day effective yield as of August 31, 2019.
See accompanying notes to financial statements.

FIRST WESTERN SHORT DURATION BOND FUND Schedule of Investments August 31, 2019
U.S. TREASURY OBLIGATIONS — 6.2%	Coupon	Maturity	Par Value	Value
U.S. Treasury Notes	2.000%	01/31/20	$1,245,000	$1,245,243
U.S. Treasury Notes	2.375%	04/30/20	1,000,000	1,003,281
U.S. Treasury Notes	2.625%	08/15/20	2,218,000	2,234,809
U.S. Treasury Notes	3.625%	02/15/21	1,359,000	1,397,434
U.S. Treasury Notes	2.750%	07/31/23	1,100,000	1,154,957
Total U.S. Treasury Obligations (Cost $6,976,362)				$7,035,724

MORTGAGE-BACKED SECURITIES — 48.4%	Coupon	Maturity	Par Value	Value
Commercial — 22.7%
Accredited Mortgage Loan Trust, Series 2004-3-2A2 (1MO LIBOR + 120) (a)	3.466%	10/25/34	$214,125	$217,436
ACE Securities Corporation, Series 2003-NC1-A2A (1MO LIBOR + 84) (a)	3.106%	07/25/33	234,621	229,264
Adjustable Rate Mortgage Trust, Series 2004-5-4A1 (a)	4.340%	04/25/35	1,008,792	1,023,162
American General Mortgage Loan Trust, 144A, Series 2006-1-A5 (a)	5.750%	12/25/35	24,159	25,149
American Home Mortgage Investment Trust, Series 2004-3-6A1 (b)	4.820%	10/25/34	103,047	104,390
Argent Securities, Inc., Series 2004-W10-A2 (1MO LIBOR + 78) (a)	3.046%	10/25/34	604,627	602,185
Bank of America Funding Corporation, Series 2005-E-4A1 (a)	4.716%	03/20/35	106,204	107,144
Bear Stearns ALT-A Trust, Series 2004-11-1A1 (1MO LIBOR + 68) (a)	2.946%	11/25/34	246	246
Bunker Hill Loan Depositary Trust, 144A, Series 2019-1-A1 (a)	3.613%	10/26/48	888,124	897,270
Carvana Auto Receivables Trust, 144A, Series 2019-2A-A3	2.580%	03/15/23	910,000	914,195
Centex Home Equity Loan Trust, Series 2004-D-AF6 (b)	5.170%	09/25/34	779	787
Chesapeake Funding II, LLC, 144A, Series 2017-3A-A1	1.910%	08/15/29	362,645	361,638

FIRST WESTERN SHORT DURATION BOND FUND Schedule of Investments (Continued)
MORTGAGE-BACKED SECURITIES — 48.4% (Continued)	Coupon	Maturity	Par Value	Value
Commercial — 22.7% (Continued)
Citigroup Mortgage Loan Trust, Inc., Series 2005-6-A1 (H15T1Y + 2.10) (a)	4.680%	09/25/35	$269,650	$275,502
COLT Funding, LLC, 144A, Series 2017-2-A1A	2.415%	10/25/47	308,054	306,792
Countrywide Asset-Backed Certificates, Series 2004-6-2A3 (1MO LIBOR + 120) (a)	3.466%	11/25/34	316,232	321,187
Countrywide Home Loans, Inc., Series 2003-15-2A1 (a)	5.000%	09/25/19	30,203	20,923
Countrywide Home Loans, Inc., Series 2004-J7 (a)	5.000%	09/25/19	1,283	1,275
Countrywide Home Loans, Inc., Series 2004-6-2A5 (1MO LIBOR + 78) (a)	3.046%	11/25/34	1,206,138	1,210,417
Credit Suisse First Boston Mortgage Securitization, Series 2004-6-2A1	4.750%	09/25/19	12,056	6
Credit Suisse First Boston Mortgage Securitization, Series 2004-AR2-2A1 (a)	4.779%	03/25/34	356,550	371,029
Credit Suisse First Boston Mortgage Securitization, Series 2004-AR8-2A1 (a)	4.275%	09/25/34	367,712	369,375
First Investors Auto Owner Trust, 144A, Series 2017-2A-B	2.650%	11/15/22	1,047,000	1,049,586
Goldman Sachs Alternative Mortgage Products Trust, Series 2004-OPT-A4 (1MO LIBOR + 90) (a)	3.166%	11/25/34	5,056	5,058
Goldman Sachs Mortgage Loan Trust, Series 2003-13-1A1 (a)	4.299%	10/25/33	78,561	81,517
Goldman Sachs Mortgage Loan Trust, Series 2004-10F-7A1 (a)	5.500%	09/25/34	62,391	64,065
Goldman Sachs Mortgage Loan Trust, Series 2005-5F-8A2 (1MO LIBOR + 50) (a)	2.766%	06/25/35	110,979	104,653
GSAA Home Equity Trust, Series 2004-11-2A1 (1MO LIBOR + 66) (a)	2.926%	12/25/34	84,056	84,192
GSR Mortgage Loan Trust, Series 2003-7F-1A	5.250%	06/25/33	421,029	445,189
GSR Mortgage Loan Trust, Series 2005-AR6-1 (a)	4.920%	09/25/35	57,757	58,429

FIRST WESTERN SHORT DURATION BOND FUND Schedule of Investments (Continued)
MORTGAGE-BACKED SECURITIES — 48.4% (Continued)	Coupon	Maturity	Par Value	Value
Commercial — 22.7% (Continued)
HarborView Mortgage Loan Trust, Series 2004-4-2A (1MO LIBOR + 56) (a)	2.858%	06/19/34	$80,862	$79,274
Impac CMB Trust, Series 2005-4-2A1 (1MO LIBOR + 60) (a)	2.866%	05/25/35	247,320	248,526
Impac CMB Trust, Series 2007-A-A (1MO LIBOR + 50) (a)	2.766%	05/25/37	286,581	288,693
JPMorgan Alternative Loan Trust, Series 2005-A2-1A1 (1MO LIBOR + 52) (a)	2.786%	01/25/36	408,722	407,824
JPMorgan Mortgage Trust, Series 2003-A1-4A5 (a)	4.477%	10/25/33	151,249	152,188
JPMorgan Mortgage Trust, 144A, Series 2017-2-A5 (a)	3.500%	05/25/47	711,751	723,532
Master Adjustable Rate Mortgages Trust, Series 2004-13-2A1 (a)	4.836%	04/21/34	245,220	253,450
Master Adjustable Rate Mortgages Trust, Series 2004-6-4A6 (a)	4.404%	07/25/34	264,089	270,194
Master Seasoned Securitization Trust, Series 2005-1-1A1 (a)	6.306%	09/25/32	727,836	811,493
MASTR Asset Alternative Loans Trust, Series 2003-1-2A1	6.500%	01/25/33	560,041	598,546
MASTR Asset Alternative Loans Trust, Series 2003-8-3A1	5.500%	12/25/33	468,069	482,773
MASTR Asset Securitization Trust, Series 2003-12-1A1	5.250%	12/25/24	88,637	90,330
MASTR Asset Securitization Trust, Series 2003-11-7A	5.250%	12/25/33	735,852	763,629
Merrill Lynch Credit Corporation Mortgage Investors, Inc., Series 2003-B-A1 (1MO LIBOR + 68) (a)	2.946%	04/25/28	69,935	69,294
Morgan Stanley Capital, Inc., Series 2004-SD2-A (1MO LIBOR + 90) (a)	3.166%	04/25/34	27,202	27,117
Nationstar Mortgage Loan Trust, 144A, Series 2013-A-A (a)	3.750%	12/25/52	653,331	668,102
New Century Home Equity Loan Trust, Series 2005-A-A4W (b)	4.682%	08/25/35	471,127	479,947
New Residential Mortgage Loan Trust, 144A, Series 2017-3A-A1	4.000%	04/25/57	668,918	698,475

FIRST WESTERN SHORT DURATION BOND FUND Schedule of Investments (Continued)
MORTGAGE-BACKED SECURITIES — 48.4% (Continued)	Coupon	Maturity	Par Value	Value
Commercial — 22.7% (Continued)
Oaks Mortgage Trust, Series 2015-1-A9	3.000%	04/25/46	$332,589	$332,341
Pearl Street Mortgage Company Trust, 144A, Series 2018-2-A3 (a)	3.500%	06/25/48	850,985	867,772
Provident Funding Mortgage Loan Trust, Series 2003-1-A (1YCMT + 275) (a)	4.864%	08/25/33	302,748	311,151
Provident Funding Mortgage Loan Trust, Series 2005-1-2A1 (a)	4.845%	05/25/35	33,309	33,304
Residential Asset Securities Corporation, Series 2003-KS10-AI6	4.540%	12/25/33	4,726	4,731
Sequoia Mortgage Trust, Series 2012-4-A2 (a)	3.000%	09/25/42	95,684	96,456
Sequoia Mortgage Trust, 144A, Series 2014-4-A1	3.000%	11/25/44	1,273,078	1,263,875
Soundview Home Equity Loan Trust, Series 2003-2-A2 (1MO LIBOR + 130) (a)	3.566%	11/25/33	667,657	676,948
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-12-3A3 (a)	4.547%	09/25/34	102,486	104,114
Structured Asset Investment Loan Trust, Series 2003-BC9-3A2 (1MO LIBOR + 96) (a)	3.226%	08/25/33	122,190	122,531
Structured Asset Investment Loan Trust, Series 2003-BC9-3A3 (1MO LIBOR + 70) (a)	2.966%	08/25/33	44,124	44,209
Structured Asset Mortgage Investments, Inc., Series 2004-AR3-1A1 (1MO LIBOR + 60) (a)	2.898%	07/19/34	656,069	651,383
Structured Asset Securities Corporation, Series 2002-9-A2 (1MO LIBOR + 60) (a)	2.866%	10/25/27	292,496	291,223
Structured Asset Securities Corporation, Series 2003-34A-3A4 (1MO LIBOR + 36) (a)	4.400%	11/25/33	231,792	234,839
Structured Asset Securities Corporation, Series 2004-GEL3-A (1MO LIBOR + 96) (a)	3.226%	08/25/34	88,830	88,549
Vendee Mortgage Trust, Series 2010-1-DA	4.250%	02/15/35	244,712	249,917
Verizon Owner Trust, Series 2018-A (a)	3.230%	04/20/23	840,000	858,406

FIRST WESTERN SHORT DURATION BOND FUND Schedule of Investments (Continued)
MORTGAGE-BACKED SECURITIES — 48.4% (Continued)	Coupon	Maturity	Par Value	Value
Commercial — 22.7% (Continued)
Wa-Mu Mortgage Pass-Through Certificates, Series 2003-AR7-A7 (a)	4.398%	08/25/33	$127,690	$130,134
Wa-Mu Mortgage Pass-Through Certificates, Series 2003-AR8-A (a)	4.282%	08/25/33	186,091	191,722
Wa-Mu Mortgage Pass-Through Certificates, Series 2002-AR2-A (COF 11 + 125) (a)	2.394%	02/27/34	44,648	44,436
Wells Fargo Mortgage-Backed Securities, Series 2005-2-2A1 (a)	4.750%	04/25/20	6,575	6,552
Wells Fargo Mortgage-Backed Securities, Series 2003-K-1A2 (a)	4.686%	11/25/33	255,231	262,591
Wells Fargo Mortgage-Backed Securities, Series 2003-0-5A1 (a)	4.848%	01/25/34	233,364	243,767
Wells Fargo Mortgage-Backed Securities, Series 2005-AR9-3A1 (a)	5.024%	06/25/34	1,091,744	1,138,210
Wells Fargo Mortgage-Backed Securities, Series 2004-K-2A12 (a)	4.975%	07/25/34	29,158	29,311
Wells Fargo Mortgage-Backed Securities, Series 2004-K-2A6 (a)	4.975%	07/25/34	702,672	706,347
Wells Fargo Mortgage-Backed Securities, Series 2005-AR10-2A2 (a)	4.969%	06/25/35	213,089	221,618
Wells Fargo Mortgage-Backed Securities, Series 2006-AR8-1A3 (a)	4.934%	04/25/36	85,579	85,777
				25,657,662
Federal Home Loan Mortgage Corporation — 8.2%
FHLMC, Pool #J1-2630	4.000%	07/01/25	933,217	973,808
FHLMC, Series 3970-HA	3.000%	02/15/26	195,426	198,032
FHLMC, Series 3810-NB	4.000%	12/15/28	625,000	628,744
FHLMC, Series 2580-PY	4.000%	03/15/33	140,544	148,014
FHLMC, Series 4529-HA	3.000%	07/15/36	177,869	177,469
FHLMC, Series 3837-JA	4.000%	05/15/38	1,142	1,146
FHLMC, Series 3835-BA	4.000%	08/15/38	126,258	127,799

FIRST WESTERN SHORT DURATION BOND FUND Schedule of Investments (Continued)
MORTGAGE-BACKED SECURITIES — 48.4% (Continued)	Coupon	Maturity	Par Value	Value
Federal Home Loan Mortgage Corporation — 8.2% (Continued)
FHLMC, Series 3687-CB	2.500%	11/15/38	$395,354	$396,492
FHLMC, Series 4103-BG	2.500%	12/15/38	342,189	343,574
FHLMC, Series 4348-ME	2.500%	06/15/39	332,004	334,972
FHLMC, Series 3597-LH	4.500%	07/15/39	562,877	598,041
FHLMC, Series 3919-BG	3.000%	08/15/39	765,598	772,554
FHLMC, Series 4219-JA	3.500%	08/15/39	173,794	177,537
FHLMC, Series 4790-GA	4.000%	07/15/40	439,254	441,659
FHLMC, Series 4800-KE	3.500%	12/15/40	1,265,726	1,278,140
FHLMC, Series 4288-JA	2.500%	03/15/41	800,307	804,173
FHLMC, Series 4532-YA	3.500%	10/15/41	384,912	395,361
FHLMC, Series 4417-HD	2.250%	11/15/41	415,308	419,601
FHLMC, Series 4312-GA	2.500%	12/15/41	291,374	295,332
FHLMC, Series 4361-WA	3.500%	05/15/44	709,183	713,059
				9,225,507
Federal National Mortgage Association — 11.0%
FNMA, Series 2003-48-TC	5.000%	06/25/23	65,567	68,076
FNMA, Series 2010-112-CY	4.000%	10/25/25	451,507	467,971
FNMA, Series 2012-111-VA	3.500%	10/25/25	1,443,867	1,504,580
FNMA, Pool #AL0300	4.500%	06/01/26	360,052	379,257
FNMA, Pool #AL4309	4.000%	10/01/28	646,885	682,284
FNMA, Series 2005-80-BA	5.000%	04/25/29	160,790	174,518
FNMA, Series 2005-109-PC	6.000%	12/25/35	158,645	174,608
FNMA, Series 2013-53-CL	3.000%	06/25/37	236,305	237,951
FNMA, Series 2013-62-QA	3.000%	06/25/37	1,966,715	1,990,136
FNMA, Series 2008-17-PA	4.500%	10/25/37	446,872	472,612
FNMA, Series 2014-91-PB	3.000%	02/25/38	352,129	353,878
FNMA, Series 2008-49-PA	5.000%	04/25/38	235,958	255,918
FNMA, Series 2010-152-DA	3.000%	05/25/39	809,087	823,802
FNMA, Series 2011-15-W (a)	3.551%	06/25/39	206,832	210,174
FNMA, Series 2013-83-A	3.500%	09/25/39	872,407	892,365
FNMA, Series 2009-94-DA	4.500%	10/25/39	630,932	668,314
FNMA, Series 2010-135-EA	3.000%	01/25/40	394,612	399,854
FNMA, Series 2010-109-N	3.000%	10/25/40	440,191	454,837
FNMA, Series 2012-102-PA	4.500%	03/25/41	191,761	201,504
FNMA, Series 2015-55-QA	3.500%	10/25/42	606,681	619,398
FNMA, Series 2012-136-PD	2.500%	11/25/42	1,085,961	1,101,996
FNMA, Series 2014-80-KA	2.000%	03/25/44	310,121	305,936
				12,439,969

FIRST WESTERN SHORT DURATION BOND FUND Schedule of Investments (Continued)
MORTGAGE-BACKED SECURITIES — 48.4% (Continued)	Coupon	Maturity	Par Value	Value
Government National Mortgage Association — 6.4%
GNMA, Pool #GN615735	5.000%	07/15/23	$97,598	$106,759
GNMA, Series 2010-90-LJ	3.000%	10/16/37	189,009	190,146
GNMA, Series 2012-3-LA	3.500%	03/20/38	241,858	242,402
GNMA, Series 2011-82-EH	2.000%	09/20/38	51,065	50,993
GNMA, Series 2010-10-NH	4.000%	12/20/38	65,711	66,520
GNMA, Series 2010-53-PA	4.000%	04/20/39	198,763	200,390
GNMA, Series 2010-115-HW	3.500%	05/20/39	77,577	77,878
GNMA, Series 2011-26-PA	4.000%	07/20/40	602,932	631,358
GNMA, Series 2012-10-LD	3.000%	07/20/40	306,259	312,686
GNMA, Series 2012-32-CA	3.500%	07/20/40	372,578	374,549
GNMA, Series 2010-144PA	3.000%	09/16/40	313,121	316,676
GNMA, Series 2011-138-PJ	2.500%	06/20/41	374,338	378,215
GNMA, Series 2015-18-PA	3.000%	04/20/43	767,671	779,578
GNMA, Series 2014-184-ED	3.000%	12/20/43	562,543	571,804
GNMA, Series 2019-19-AB (a)	3.150%	04/16/50	1,240,473	1,268,193
GNMA, Series 2018-118-A (a)	2.900%	08/16/60	1,571,890	1,595,566
				7,163,713
Small Business Administration — 0.1%
SBA, Series 2002-20K (a)	5.080%	11/01/22	40,717	41,964
SBA, Series 2007-20K-1	5.510%	11/01/27	68,762	75,491
				117,455

Total Mortgage-Backed Securities (Cost $53,966,159)				$54,604,306

MUNICIPAL BONDS — 1.4%	Coupon	Maturity	Par Value	Value
ABAG California Finance Authority for Nonprofit Corporations, Revenue Bond, Series 2017-B,	2.250%	09/02/20	$835,000	$836,453
Contra Costa County, California, Redevelopment Agency, Tax Allocation, Series 2017-B,	1.750%	08/01/20	750,000	746,550
Total Municipal Bonds (Cost $1,581,716)				$1,583,003

FIRST WESTERN SHORT DURATION BOND FUND Schedule of Investments (Continued)
ASSET-BACKED SECURITIES — 3.3%	Coupon	Maturity	Par Value	Value
DB Master Finance, LLC, 144A, Series 2019-1A-A2I (a)	3.787%	05/20/49	$664,335	$690,237
Flagship Credit Auto Trust, 144A, Series 2016-3-C	2.720%	07/15/22	1,000,000	1,001,454
Jack in the Box Funding, LLC, 144A, Series 2019-1A	3.982%	08/25/49	500,000	507,245
SBA Tower Trust, 144A, Series 2016-1	2.877%	07/10/46	1,549,000	1,557,044
Total Asset-Backed Securities (Cost $3,686,839)				$3,755,980

CORPORATE BONDS — 38.8%	Coupon	Maturity	Par Value	Value
Communication Services — 1.9%
Interpublic Group of Companies, Inc. (The)	4.000%	03/15/22	$1,010,000	$1,048,713
Sprint Spectrum Company LLC, 144A	4.738%	03/20/25	1,080,000	1,144,800
				2,193,513
Consumer Discretionary — 3.1%
Choice Hotels International, Inc.	5.700%	08/28/20	1,030,000	1,060,323
D.R. Horton, Inc.	4.000%	02/15/20	750,000	754,657
Hyatt Hotels Corporation	5.375%	08/15/21	1,062,000	1,114,659
International Game Technology	6.250%	02/15/22	575,000	608,062
				3,537,701
Consumer Staples — 1.9%
Constellation Brands, Inc.	2.700%	05/09/22	1,035,000	1,048,094
Procter & Gamble Company (The)	9.360%	01/01/21	1,002,161	1,059,791
				2,107,885
Energy — 4.3%
Columbia Pipeline Group, Inc.	3.300%	06/01/20	929,000	935,118
EQT Corporation	4.875%	11/15/21	1,025,000	1,055,354
Kinder Morgan, Inc.	5.300%	09/15/20	1,045,000	1,075,839
Magellan Midstream Partners, L.P.	4.250%	02/01/21	1,085,000	1,114,977
Newfield Exploration Company	5.750%	01/30/22	625,000	667,876
				4,849,164

FIRST WESTERN SHORT DURATION BOND FUND Schedule of Investments (Continued)
CORPORATE BONDS — 38.8% (Continued)	Coupon	Maturity	Par Value	Value
Financials — 14.1%
Ally Financial, Inc.	4.125%	02/13/22	$750,000	$779,063
American Tower Corporation	5.900%	11/01/21	1,010,000	1,087,788
Ameriprise Financial, Inc.	3.000%	03/22/22	525,000	536,397
Ares Capital Corporation	3.625%	01/19/22	1,000,000	1,017,927
Aspen Insurance Holdings Ltd.	6.000%	12/15/20	455,000	474,373
Aviation Capital Group Corporation, 144A	7.125%	10/15/20	900,000	947,652
Citizens Bank, N.A.	2.250%	10/30/20	545,000	545,777
Crown Castle International Corporation	3.400%	02/15/21	900,000	913,531
Digital Realty Trust, L.P.	3.950%	07/01/22	615,000	644,099
Discover Financial Services	3.850%	11/21/22	1,040,000	1,090,870
Fidelity National Information Services, Inc.	4.500%	10/15/22	1,010,000	1,076,521
First Horizon National Corporation	3.500%	12/15/20	720,000	728,851
FS KKR Capital Corporation	4.750%	05/15/22	1,020,000	1,050,088
Goldman Sachs Group, Inc.	5.250%	07/27/21	1,000,000	1,056,569
JPMorgan Chase & Company	4.350%	08/15/21	1,020,000	1,064,298
Morgan Stanley	5.750%	01/25/21	900,000	944,491
Protective Life Corporation	7.375%	10/15/19	900,000	904,889
SVB Financial Group	5.375%	09/15/20	1,057,000	1,089,208
				15,952,392
Health Care — 3.5%
Allergan Funding SCS	3.000%	03/12/20	750,000	752,287
Celgene Corporation	2.875%	02/19/21	900,000	909,563
Fresenius Medical Care U.S. Finance II, Inc., 144A	4.125%	10/15/20	500,000	507,359
Humana, Inc.	2.500%	12/15/20	900,000	901,621
McKesson Corporation	3.650%	11/30/20	810,000	824,515
				3,895,345
Industrials — 5.5%
Air Canada Pass-Through Certificates, 144A, Series 2015-1C	5.000%	09/15/20	85,000	85,612
Air Canada Pass-Through Certificates, 144A, Series 2013-1B	5.375%	11/15/22	421,546	433,813
America West Airlines Pass-Through Certificates, Series 2000-1G	8.057%	07/02/20	21,586	22,443

FIRST WESTERN SHORT DURATION BOND FUND Schedule of Investments (Continued)
CORPORATE BONDS — 38.8% (Continued)	Coupon	Maturity	Par Value	Value
Industrials — 5.5% (Continued)
American Airlines Group Pass-Through Certificates, 144A, Series 2013-1B	5.625%	01/15/21	$920,205	$941,186
Burlington Northern Santa Fe, LLC	4.100%	06/01/21	250,000	258,028
Continental Airlines Pass-Through Certificates, Series 2000-1A1	8.048%	11/01/20	29,953	30,238
Continental Airlines Pass-Through Certificates, Series 2009-2A	7.250%	05/10/21	857,326	863,670
Continental Airlines Pass-Through Certificates, Series 2000-2A1	7.707%	10/02/22	357,521	370,928
Continental Airlines Pass-Through Certificates, Series 2001-1A1	6.703%	12/15/22	61,051	64,714
Delta Air Lines Pass-Through Trust, Series 2009-1A	7.750%	12/17/19	457,860	464,453
Roper Technologies, Inc.	2.800%	12/15/21	1,000,000	1,014,341
Ryder Systems, Inc.	2.500%	09/01/22	1,075,000	1,084,631
US Airways, Inc. Pass-Through Certificates, Series 2001-1G	7.076%	03/20/21	565,162	593,194
				6,227,251
Information Technology — 2.5%
Autodesk, Inc.	3.125%	06/15/20	1,025,000	1,030,242
Baidu, Inc.	3.000%	06/30/20	765,000	768,509
Dell, Inc.	4.420%	06/15/21	1,040,000	1,072,571
				2,871,322
Materials — 1.4%
Incitec Pivot Finance, LLC, 144A	6.000%	12/10/19	1,160,000	1,169,699
Packaging Corporation of America	2.450%	12/15/20	375,000	375,455
				1,545,154
Real Estate — 0.6%
American Campus Communities, Inc.	3.350%	10/01/20	665,000	673,217

Total Corporate Bonds (Cost $43,272,615)				$43,852,944

FIRST WESTERN SHORT DURATION BOND FUND Schedule of Investments (Continued)
MONEY MARKET FUNDS — 1.5%	Shares	Value
Invesco Short-Term Investments Trust - Treasury Portfolio - Institutional Class, 1.99% (c) (Cost $1,657,349)	1,657,349	$1,657,349

Total Investments at Value — 99.6% (Cost $111,141,040)		$112,489,306

Other Assets in Excess of Liabilities — 0.4%		486,376

Net Assets — 100.0%		$112,975,682

144A - Security was purchased in a transaction exempt from registration in compliance with Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total value of such securities is $16,762,487 as of August 31, 2019, representing 14.8% of net assets.

1YCMT - Weekly average yield on U.S. Treasury note adjusted to constant maturity of 1 year.
COF 11 - Cost of funds for the 11th District of San Francisco.
H15T1Y - U.S. Treasury yield curve rate for U.S. Treasury note with a constant maturity of 1 year.
LIBOR - London Interbank Offered Rate.
(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of August 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

(b) Step coupon. Rate shown is the coupon in effect as of August 31, 2019.
(c) The rate shown is the 7-day effective yield as of August 31, 2019.
See accompanying notes to financial statements.

FIRST WESTERN SHORT DURATION HIGH YIELD CREDIT FUND Schedule of Investments August 31, 2019
CORPORATE BONDS — 96.7%	Coupon	Maturity	Par Value	Value
Communication Services — 15.7%
Altice Financing S.A., 144A	6.625%	02/15/23	$650,000	$670,313
Clear Channel Worldwide Holdings, Inc., Series A	6.500%	11/15/22	600,000	613,002
Clear Channel Worldwide Holdings, Inc., 144A	9.250%	02/15/24	553,000	606,226
CSC Holdings, LLC	5.250%	06/01/24	600,000	642,000
DriveTime Automotive Group, Inc./Bridgecrest Acceptance Corporation, 144A	8.000%	06/01/21	650,000	659,750
Gray Television, Inc., 144A	5.125%	10/15/24	650,000	671,125
Hughes Satellite Systems Corporation	7.625%	06/15/21	700,000	756,000
Radio One, Inc., 144A	7.375%	04/15/22	625,000	623,437
Sirius XM Radio, Inc., 144A	4.625%	07/15/24	600,000	626,250
Sprint Corporation	7.125%	06/15/24	650,000	718,549
Townsquare Media, Inc., 144A	6.500%	04/01/23	600,000	594,000
				7,180,652
Consumer Discretionary — 15.0%
APX Group Holdings, Inc.	8.750%	12/01/20	402,000	381,900
Carvana Company, 144A	8.875%	10/01/23	600,000	618,000
Eldorado Resorts, Inc.	7.000%	08/01/23	500,000	522,500
Garda World Security Corporation, 144A	7.250%	11/15/21	625,000	630,469
Golden Nugget, Inc., 144A	6.750%	10/15/24	650,000	664,625
International Game Technology	6.250%	02/15/22	500,000	528,750
Intrepid Aviation Group Holdings, LLC, 144A	8.500%	08/15/21	600,000	618,750
Jack Ohio Finance, LLC, 144A	10.250%	11/15/22	600,000	636,750
LIN Television Corporation	5.875%	11/15/22	500,000	508,750
MGM Resorts International	6.000%	03/15/23	600,000	661,500
Party City Holdings, Inc.	6.125%	08/15/23	600,000	600,000
Wynn Macau Ltd., 144A	4.875%	10/01/24	500,000	495,000
				6,866,994
Consumer Staples — 9.4%
Albertsons Companies, LLC	6.625%	06/15/24	660,000	691,350
Avon Products, Inc.	7.000%	03/15/23	625,000	645,312
B&G Foods, Inc.	4.625%	06/01/21	500,000	501,625
Clearwater Paper Corporation	4.500%	02/01/23	600,000	600,720
First Quality Finance Company	4.625%	05/15/21	650,000	650,813

FIRST WESTERN SHORT DURATION HIGH YIELD CREDIT FUND Schedule of Investments (Continued)
CORPORATE BONDS — 96.7% (Continued)	Coupon	Maturity	Par Value	Value
Consumer Staples — 9.4% (Continued)
Ingles Markets, Inc.	5.750%	06/15/23	$600,000	$612,000
Prestige Brands, Inc., 144A	6.375%	03/01/24	600,000	628,500
				4,330,320
Energy — 9.8%
Ascent Resources Utica Holdings, LLC, 144A	10.000%	04/01/22	600,000	601,500
Chesapeake Energy Corporation	5.750%	03/15/23	600,000	480,000
Crestwood Midstream Partners, L.P.	6.250%	04/01/23	500,000	508,750
Enviva Partners, L.P.	8.500%	11/02/21	600,000	616,500
Genesis Energy, L.P.	5.625%	06/15/24	615,000	587,325
Oasis Petroleum, Inc.	6.875%	03/15/22	650,000	604,500
SemGroup Corporation	5.625%	11/15/23	600,000	567,000
SM Energy Company	5.000%	01/15/24	600,000	525,000
				4,490,575
Financials — 21.1%
Ace Cash Express, Inc., 144A	12.000%	12/15/22	574,000	574,000
Acrisure, LLC, 144A	8.125%	02/15/24	600,000	646,500
Antares Holdings, L.P.	6.000%	08/15/23	600,000	621,944
Forestar Group, Inc., 144A	8.000%	04/15/24	615,000	660,356
FS Energy & Power Fund, 144A	7.500%	08/15/23	650,000	645,125
Icahn Enterprises, L.P.	6.750%	02/01/24	600,000	627,750
iStar, Inc.	6.000%	04/01/22	500,000	513,125
Jefferies Finance, LLC, 144A	7.250%	08/15/24	600,000	595,500
Kennedy-Wilson Holdings, Inc.	5.875%	04/01/24	600,000	614,250
Lions Gate Capital Holdings, LLC, 144A	6.375%	02/01/24	650,000	686,524
LoanCore Capital Markets, LLC, 144A	6.875%	06/01/20	640,000	640,800
NewMark Group, Inc.	6.125%	11/15/23	600,000	651,538
Oppenheimer Holdings, Inc.	6.750%	07/01/22	805,000	829,150
Park Aerospace Holdings Ltd., 144A	4.500%	03/15/23	500,000	517,300
Prime Securities Service Borrower, LLC, 144A	9.250%	05/15/23	214,000	225,042
Prime Securities Service Borrower, LLC, 144A	5.250%	04/15/24	600,000	619,746
				9,668,650

FIRST WESTERN SHORT DURATION HIGH YIELD CREDIT FUND Schedule of Investments (Continued)
CORPORATE BONDS — 96.7% (Continued)	Coupon	Maturity	Par Value	Value
Health Care — 7.6%
Acadia Healthcare Company, Inc.	6.500%	03/01/24	$600,000	$619,500
HCA Holdings, Inc.	5.875%	05/01/23	500,000	552,188
Kinetic Concepts, Inc., 144A	12.500%	11/01/21	605,000	654,156
MEDNAX, Inc., 144A	5.250%	12/01/23	500,000	502,500
Polaris Intermediate Corporation, 144A	8.500%	12/01/22	605,000	508,200
Tenet Healthcare Corporation	8.125%	04/01/22	600,000	646,440
				3,482,984
Industrials — 8.0%
Air Canada Pass-Through Certificates, 144A, Series 2015-1C	5.000%	09/15/20	130,000	130,936
Air Canada Pass-Through Certificates, 144A, Series 2013-1B	5.375%	11/15/22	360,913	371,415
Fortress Transportation and Infrastructure Investors, LLC, 144A	6.750%	03/15/22	595,000	618,800
GFL Environmental, Inc., 144A	5.375%	03/01/23	650,000	653,250
Stericycle, Inc., 144A	5.375%	07/15/24	600,000	615,000
Tervita Corporation, 144A	7.625%	12/01/21	650,000	659,750
XPO Logistics, Inc., 144A	6.125%	09/01/23	600,000	620,400
				3,669,551
Information Technology — 3.3%
Exela Intermediate, LLC, 144A	10.000%	07/15/23	600,000	375,000
Nielsen Finance, LLC, 144A	5.000%	04/15/22	600,000	603,000
Rackspace Hosting, Inc., 144A	8.625%	11/15/24	600,000	550,500
				1,528,500
Materials — 5.4%
Berry Plastics Holding Corporation	5.125%	07/15/23	600,000	615,000
Cascades, Inc., 144A	5.750%	07/15/23	650,000	658,125
First Quantum Minerals Ltd., 144A	7.250%	04/01/23	600,000	564,000
Mercer International, Inc.	6.500%	02/01/24	630,000	648,900
				2,486,025
Real Estate — 1.4%
SBA Communications Corporation	4.875%	09/01/24	600,000	621,000

Total Corporate Bonds (Cost $44,068,113)				$44,325,251

FIRST WESTERN SHORT DURATION HIGH YIELD CREDIT FUND Schedule of Investments (Continued)
MONEY MARKET FUNDS — 1.8%	Shares	Value
Invesco Short-Term Investments Trust - Treasury Portfolio - Institutional Class, 1.99% (a) (Cost $827,910)	827,910	$827,910

Total Investments at Value — 98.5% (Cost $44,896,023)		$45,153,161

Other Assets in Excess of Liabilities — 1.5%		676,357

Net Assets — 100.0%		$45,829,518

144A - Security was purchased in a transaction exempt from registration in compliance with Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total value of such securities is $23,240,620 as of August 31, 2019, representing 50.7% of net assets.

(a)	The rate shown is the 7-day effective yield as of August 31, 2019.
See accompanying notes to financial statements.

FIRST WESTERN FUNDS TRUST Statements of Assets and Liabilities August 31, 2019
	First Western Fixed Income Fund	First Western Short Duration Bond Fund	First Western Short Duration High Yield Credit Fund
ASSETS
Investments in securities:
At cost	$73,301,591	$111,141,040	$44,896,023
At value (Note 2)	$76,251,596	$112,489,306	$45,153,161
Receivable for capital shares sold	69,489	974,162	12,277
Receivable for investment securities sold	—	7,441	—
Dividends and interest receivable	418,120	659,110	818,794
Other assets	4,273	5,962	3,874
TOTAL ASSETS	76,743,478	114,135,981	45,988,106

LIABILITIES
Due to custodian	—	33	—
Dividends payable	72,178	85,317	74,385
Payable for capital shares redeemed	501	582,751	51,462
Payable for investment securities purchased	—	436,290	—
Payable to Adviser (Note 4)	9,781	25,001	15,278
Payable to administrator (Note 4)	10,280	12,970	8,025
Other accrued expenses	14,113	17,937	9,438
TOTAL LIABILITIES	106,853	1,160,299	158,588

NET ASSETS	$76,636,625	$112,975,682	$45,829,518

Net assets consist of:
Paid-in capital	$74,020,887	$113,608,490	$46,298,959
Accumulated earnings (deficit)	2,615,738	(632,808)	(469,441)
NET ASSETS	$76,636,625	$112,975,682	$45,829,518

PRICING OF INSTITUTIONAL SHARES (NOTE 1)
Net assets applicable to Institutional Shares	$76,636,625	$112,975,682	$45,829,518
Shares of Institutional Shares outstanding (unlimited number of shares authorized, no par value)	7,587,416	11,362,588	4,603,794
Net asset value, offering and redemption price per share (Note 2)	$10.10	$9.94	$9.95

See accompanying notes to financial statements.

FIRST WESTERN FUNDS TRUST Statements of Operations For the Year Ended August 31, 2019
	First Western Fixed Income Fund	First Western Short Duration Bond Fund	First Western Short Duration High Yield Credit Fund
INVESTMENT INCOME
Interest	$2,177,702	$3,875,032	$2,656,170
Dividends	38,840	60,012	28,783
TOTAL INCOME	2,216,542	3,935,044	2,684,953

EXPENSES
Investment advisory fees (Note 4)	314,292	447,910	322,502
Administration fees (Note 4)	50,305	96,766	34,404
Pricing costs	45,049	59,879	20,137
Fund accounting fees (Note 4)	36,288	42,794	34,304
Legal fees	24,352	24,352	24,352
Custodian and bank service fees	23,121	34,669	12,130
Trustees’ fees and expenses (Note 4)	21,759	21,759	21,759
Registration and filing fees	20,885	25,314	14,995
Audit and tax services fees	18,000	18,000	18,000
Compliance service fees (Note 4)	12,000	12,000	12,000
Transfer agent fees (Note 4)	12,000	12,000	12,000
Other expenses	10,993	13,088	10,901
TOTAL EXPENSES	589,044	808,531	537,484
Less fee reductions by the Adviser (Note 4)	(211,894)	(40,685)	(128,982)
NET EXPENSES	377,150	767,846	408,502

NET INVESTMENT INCOME	1,839,392	3,167,198	2,276,451

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized losses from investment transactions	(44,992)	(280,455)	(469,352)
Net change in unrealized appreciation (depreciation) on investments	3,463,579	2,509,274	194,436
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	3,418,587	2,228,819	(274,916)

NET INCREASE IN NET ASSETS FROM OPERATIONS	$5,257,979	$5,396,017	$2,001,535

See accompanying notes to financial statements.

FIRST WESTERN FIXED INCOME FUND Statements of Changes in Net Assets
	Year Ended August 31, 2019	Year Ended August 31, 2018 (a)
FROM OPERATIONS
Net investment income	$1,839,392	$1,711,709
Net realized losses from investment transactions	(44,992)	(94,721)
Net change in unrealized appreciation (depreciation) on investments	3,463,579	(1,637,431)
Net increase (decrease) in net assets from operations	5,257,979	(20,443)

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
Institutional Shares	(1,904,066)	(1,973,405)

FROM CAPITAL SHARE TRANSACTIONS
Institutional Shares
Proceeds from shares sold	29,842,461	15,995,403
Reinvestments of distributions to shareholders	1,048,520	1,152,276
Payments for shares redeemed	(17,628,296)	(17,934,124)
Net increase (decrease) in net assets from capital share transactions	13,262,685	(786,445)

TOTAL INCREASE (DECREASE) IN NET ASSETS	16,616,598	(2,780,293)

NET ASSETS
Beginning of year	60,020,027	62,800,320
End of year	$76,636,625	$60,020,027

CAPITAL SHARE ACTIVITY
Institutional Shares
Shares sold	3,050,242	1,647,661
Shares issued in reinvestment of distributions to shareholders	107,792	118,839
Shares redeemed	(1,823,354)	(1,853,270)
Net increase (decrease) in shares outstanding	1,334,680	(86,770)
Shares outstanding, beginning of year	6,252,736	6,339,506
Shares outstanding, end of year	7,587,416	6,252,736

(a)

The presentation of Distributions to Shareholders has been updated to reflect the changes prescribed in amendments to Regulation S-X, effective November 5, 2018 (Note 2). For the year ended August 31, 2018, distributions to shareholders for Institutional Shares consisted of $1,823,424 and $149,981 from net investment income and net realized gains on investments, respectively. Undistributed net investment income as of August 31, 2018 was $8,375.

See accompanying notes to financial statements.

FIRST WESTERN SHORT DURATION BOND FUND Statements of Changes in Net Assets
	Year Ended August 31, 2019	Year Ended August 31, 2018 (a)
FROM OPERATIONS
Net investment income	$3,167,198	$2,720,145
Net realized losses from investment transactions	(280,455)	(138,014)
Net change in unrealized appreciation (depreciation) on investments	2,509,274	(1,620,345)
Net increase in net assets from operations	5,396,017	961,786

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
Institutional Shares	(3,542,700)	(3,170,474)

FROM CAPITAL SHARE TRANSACTIONS
Institutional Shares
Proceeds from shares sold	31,940,221	50,401,346
Reinvestments of distributions to shareholders	2,326,812	2,082,169
Payments for shares redeemed	(51,398,171)	(49,674,385)
Net increase (decrease) in net assets from capital share transactions	(17,131,138)	2,809,130

TOTAL INCREASE (DECREASE) IN NET ASSETS	(15,277,821)	600,442

NET ASSETS
Beginning of year	128,253,503	127,653,061
End of year	$112,975,682	$128,253,503

CAPITAL SHARE ACTIVITY
Institutional Shares
Shares sold	3,256,693	5,107,668
Shares issued in reinvestment of distributions to shareholders	236,399	211,425
Shares redeemed	(5,218,474)	(5,038,614)
Net increase (decrease) in shares outstanding	(1,725,382)	280,479
Shares outstanding, beginning of year	13,087,970	12,807,491
Shares outstanding, end of year	11,362,588	13,087,970

(a)

The presentation of Distributions to Shareholders has been updated to reflect the changes prescribed in amendments to Regulation S-X, effective November 5, 2018 (Note 2). For the year ended August 31, 2018, distributions to shareholders for Institutional Shares consisted of $3,170,474 from net investment income. As of August 31, 2018, undistributed net investment income was $19,005.

See accompanying notes to financial statements.

FIRST WESTERN SHORT DURATION HIGH YIELD CREDIT FUND Statements of Changes in Net Assets
	Year Ended August 31, 2019	Year Ended August 31, 2018 (a)
FROM OPERATIONS
Net investment income	$2,276,451	$2,297,649
Net realized losses from investment transactions	(469,352)	(256,922)
Net change in unrealized appreciation (depreciation) on investments	194,436	(697,181)
Net increase in net assets from operations	2,001,535	1,343,546

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
Institutional Shares	(2,264,201)	(2,612,850)

FROM CAPITAL SHARE TRANSACTIONS
Institutional Shares
Proceeds from shares sold	18,795,435	13,047,918
Reinvestments of distributions to shareholders	1,554,722	1,728,694
Payments for shares redeemed	(15,987,661)	(16,674,978)
Net increase (decrease) in net assets from capital share transactions	4,362,496	(1,898,366)

TOTAL INCREASE (DECREASE) IN NET ASSETS	4,099,830	(3,167,670)

NET ASSETS
Beginning of year	41,729,688	44,897,358
End of year	$45,829,518	$41,729,688

CAPITAL SHARE ACTIVITY
Institutional Shares
Shares sold	1,892,997	1,276,833
Shares issued in reinvestment of distributions to shareholders	157,112	170,745
Shares redeemed	(1,620,583)	(1,639,087)
Net increase (decrease) in shares outstanding	429,526	(191,509)
Shares outstanding, beginning of year	4,174,268	4,365,777
Shares outstanding, end of year	4,603,794	4,174,268

(a)

The presentation of Distributions to Shareholders has been updated to reflect the changes prescribed in amendments to Regulation S-X, effective November 5, 2018 (Note 2). For the year ended August 31, 2018, distributions to shareholders for Institutional Shares consisted of $2,297,135 and $315,715 from net investment income and net realized gains on investments, respectively. Undistributed net investment income as of August 31, 2018 was $7,095.

See accompanying notes to financial statements.

FIRST WESTERN FIXED INCOME FUND INSTITUTIONAL SHARES Financial Highlights
Per share data for a share outstanding throughout each year:
	Year Ended Aug. 31, 2019	Year Ended Aug. 31, 2018		Year Ended Aug. 31, 2017		Year Ended Aug. 31, 2016	Year Ended Aug. 31, 2015
Net asset value at beginning of year	$9.60	$9.91		$9.97		$9.76	$9.93

Income (loss) from investment operations:
Net investment income	0.28	0.27		0.25		0.25	0.24
Net realized and unrealized gains (losses) on investments	0.51	(0.27)		(0.00	)(a)	0.25	(0.07)
Total from investment operations	0.79	(0.00	)(a)	0.25		0.50	0.17

Less distributions:
From net investment income	(0.29)	(0.29)		(0.28)		(0.27)	(0.27)
From net realized gains on investments	—	(0.02)		(0.03)		(0.02)	(0.07)
Total distributions	(0.29)	(0.31)		(0.31)		(0.29)	(0.34)

Net asset value at end of year	$10.10	$9.60		$9.91		$9.97	$9.76

Total return (b)	8.42%	0.01%		2.51%		5.25%	1.74%

Net assets at end of period (000’s)	$76,637	$60,020		$62,800		$66,869	$64,171

Ratio of total expenses to average net assets (c)	0.94%	0.95%		0.95%		0.93%	0.92%

Ratio of net expenses to average net assets	0.60%	0.60%		0.60%		0.60%	0.60%

Ratio of net investment income to average net assets	2.92%	2.77%		2.53%		2.51%	2.40%

Portfolio turnover rate	36%	46%		37%		38%	129%

(a)	Rounds to less than $0.01 per share.
(b)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Had the Adviser not reduced its fees, the total returns would have been lower.

(c)	Ratios were determined based on expenses prior to any fee reductions by the Adviser (Note 4).
See accompanying notes to financial statements.

FIRST WESTERN SHORT DURATION BOND FUND INSTITUTIONAL SHARES Financial Highlights
Per share data for a share outstanding throughout each year:
	Year Ended Aug. 31, 2019	Year Ended Aug. 31, 2018	Year Ended Aug. 31, 2017	Year Ended Aug. 31, 2016	Year Ended Aug. 31, 2015
Net asset value at beginning of year	$9.80	$9.97	$9.99	$9.98	$10.07

Income (loss) from investment operations:
Net investment income	0.24	0.21	0.18	0.20	0.19
Net realized and unrealized gains (losses) on investments	0.18	(0.14)	0.03	0.03	(0.06)
Total from investment operations	0.42	0.07	0.21	0.23	0.13

Less distributions:
From net investment income	(0.28)	(0.24)	(0.23)	(0.22)	(0.21)
From net realized gains on investments	—	—	—	—	(0.01)
Total distributions	(0.28)	(0.24)	(0.23)	(0.22)	(0.22)

Net asset value at end of year	$9.94	$9.80	$9.97	$9.99	$9.98

Total return (a)	4.31%	0.73%	2.15%	2.35%	1.39%

Net assets at end of period (000’s)	$112,976	$128,254	$127,653	$139,748	$74,999

Ratio of total expenses to average net assets (b)	0.63%	0.65%	0.66%	0.71%	0.75%

Ratio of net expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60%

Ratio of net investment income to average net assets	2.48%	2.09%	1.82%	1.96%	1.89%

Portfolio turnover rate	47%	51%	55%	45%	63%

(a)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Had the Adviser not reduced its fees, the total returns would have been lower.

(b)	Ratios were determined based on expenses prior to any fee reductions by the Adviser (Note 4).
See accompanying notes to financial statements.

FIRST WESTERN SHORT DURATION HIGH YIELD CREDIT FUND INSTITUTIONAL SHARES Financial Highlights
Per share data for a share outstanding throughout each period:
	Year Ended Aug. 31, 2019	Year Ended Aug. 31, 2018	Year Ended Aug. 31, 2017	Period Ended Aug. 31, 2016 (a)
Net asset value at beginning of period	$10.00	$10.28	$10.02	$10.00

Income (loss) from investment operations:
Net investment income	0.52	0.52	0.58	0.49
Net realized and unrealized gains (losses) on investments	(0.05)	(0.21)	0.26	0.02
Total from investment operations	0.47	0.31	0.84	0.51

Less distributions:
From net investment income	(0.52)	(0.52)	(0.58)	(0.49)
From net realized gains on investments	—	(0.07)	—	(0.00	)(b)
Total distributions	(0.52)	(0.59)	(0.58)	(0.49)

Net asset value at end of period	$9.95	$10.00	$10.28	$10.02

Total return (c)	4.87%	3.08%	8.63%	5.40	%(d)

Net assets at end of period (000’s)	$45,830	$41,730	$44,897	$42,535

Ratio of total expenses to average net assets (e)	1.25%	1.25%	1.29%	1.23	%(f)

Ratio of net expenses to average net assets	0.95%	0.95%	0.95%	0.95	%(f)

Ratio of net investment income to average net assets	5.29%	5.08%	5.69%	5.94	%(f)

Portfolio turnover rate	86%	78%	108%	103	%(d)

(a)	Represents the period from the commencement of operations (October 1, 2015) through August 31, 2016.
(b)	Rounds to less than $0.01 per share.
(c)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Had the Adviser not reduced its fees, the total returns would have been lower.

(d)	Not annualized.
(e)	Ratios were determined based on expenses prior to any fee reductions by the Adviser (Note 4).
(f)	Annualized.
See accompanying notes to financial statements.

FIRST WESTERN FUNDS TRUST

Notes to Financial Statements
August 31, 2019

1. Organization

First Western Fixed Income Fund, First Western Short Duration Bond Fund and First Western Short Duration High Yield Credit Fund (individually, a “Fund,” and, collectively, the “Funds”) are each a diversified series of The First Western Funds Trust (the “Trust”), an open-end management investment company established as an Ohio business trust under a Declaration of Trust dated April 2, 2012.

The investment objective of First Western Fixed Income Fund is total return. The investment objective of First Western Short Duration Bond Fund is to seek a high level of income consistent with preservation of capital and liquidity. The investment objective of First Western Short Duration High Yield Credit Fund is to seek a high level of income and capital appreciation.

Each Fund has registered two classes of shares, Institutional shares and Retail shares. As of the date of this report, Retail shares of each Fund are not currently offered. When both classes of each Fund are offered, each share class will represent an ownership interest in the corresponding Fund’s investment portfolio.

2. Significant Accounting Policies

In August 2018, the U.S. Securities and Exchange Commission (the “SEC”) adopted regulations that eliminated or amended disclosure requirements that were redundant or outdated in light of changes in SEC requirements, accounting principles generally accepted in the United States of America (“GAAP”), International Financial Reporting Standards or changes in technology or the business environment. These regulations were effective November 5, 2018, and the Funds are complying with them effective with these financial statements.

The following is a summary of the Funds’ significant accounting policies used in the preparation of their financial statements. These policies are in conformity with GAAP. The Funds follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services – Investment Companies.”

New accounting pronouncements – In March, 2017, FASB issued Accounting Standards Update No. 2017-08 (“ASU 2017-08”), “Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. ASU 2017-08 does not require an accounting change for securities held at a discount, which continue to accrete to maturity. ASU 2017-08 is effective for fiscal

FIRST WESTERN FUNDS TRUST

Notes to Financial Statements (Continued)

years and interim periods within those fiscal years beginning after December 15, 2018. The Funds are complying with ASU 2017-08 and the impact is not deemed to be material to the Funds.

In August 2018, FASB issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC Topic 820 (“ASC 820”), “Fair Value Measurement.” ASU 2018-13 includes new, eliminated, and modified disclosure requirements for ASC 820. In addition, ASU 2018-13 clarifies that materiality is an appropriate consideration when evaluating disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted and the Funds have adopted ASU 2018-13 with these financial statements.

Securities valuation – Securities are generally valued using prices provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”). The independent pricing service uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining these prices. The methods used by the independent pricing service and the quality of valuations so established are reviewed by First Western Capital Management Company (the “Adviser”) under the general supervision of the Board.

In the event that market prices are not readily available or are considered unreliable due to market or other events, the Funds value their securities and other assets at fair value using procedures approved by the Board. Investments in registered investment companies, including money market funds, are reported at their respective net asset values (“NAVs”) as reported by those companies.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – unadjusted quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

Fixed income securities held by the Funds are typically classified as Level 2 since values are typically provided by an independent pricing service that utilizes various “other significant observable inputs,” including benchmark yields, reported trades, broker dealer quotes, issuer spreads, benchmark securities, bids, offers, reference

FIRST WESTERN FUNDS TRUST

Notes to Financial Statements (Continued)

data and industry and market events. The inputs or methodology used are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the investments based on inputs used to value the Funds’ investments as of August 31, 2019:

First Western Fixed Income Fund

	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	$—	$17,625,182	$—	$17,625,182
U.S. Government Agency Obligations	—	2,627,465	—	2,627,465
Mortgage-Backed Securities	—	31,558,714	—	31,558,714
Municipal Bonds	—	875,659	—	875,659
Asset-Backed Securities	—	1,711,191	—	1,711,191
Corporate Bonds	—	19,441,415	—	19,441,415
Money Market Funds	2,411,970	—	—	2,411,970
Total	$2,411,970	$73,839,626	$—	$76,251,596

First Western Short Duration Bond Fund

	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	$—	$7,035,724	$—	$7,035,724
Mortgage-Backed Securities	—	54,604,306	—	54,604,306
Municipal Bonds	—	1,583,003	—	1,583,003
Asset-Backed Securities	—	3,755,980	—	3,755,980
Corporate Bonds	—	43,852,944	—	43,852,944
Money Market Funds	1,657,349	—	—	1,657,349
Total	$1,657,349	$110,831,957	$—	$112,489,306

First Western Short Duration High Yield Credit Fund

	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$44,325,251	$—	$44,325,251
Money Market Funds	827,910	—	—	827,910
Total	$827,910	$44,325,251	$—	$45,153,161

FIRST WESTERN FUNDS TRUST

Notes to Financial Statements (Continued)

The Funds did not hold any derivative instruments or assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of or during the year ended August 31, 2019.

Share valuation – The NAV per share of each class of each Fund is calculated daily by dividing the total value of the assets attributable to that class, less liabilities attributable to that class, by the number of shares outstanding of that class. The offering price and redemption price per share of each class of each Fund is equal to the NAV per share of such class.

Common expenses – Common expenses of the Trust are allocated among the Funds based on relative net assets of each Fund or the nature of the services performed and the relative applicability to each Fund.

Investment income – Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Discounts and premiums on fixed income securities purchased are accreted or amortized using the effective interest method and recognized within interest income.

Investment transactions – Investment transactions are accounted for on the trade date. Realized gains and losses on investments sold are determined on a specific identification basis.

Distributions to shareholders – Dividends from net investment income are declared and paid monthly to shareholders. Net realized capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid to shareholders during the years ended August 31, 2019 and 2018 was as follows:

Years Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
First Western Fixed Income Fund:
August 31, 2019	$1,899,621	$—	$1,899,621
August 31, 2018	$1,937,717	$35,688	$1,973,405

First Western Short Duration Bond Fund:
August 31, 2019	$3,559,180	$—	$3,559,180
August 31, 2018	$3,170,474	$—	$3,170,474

First Western Short Duration High Yield Credit Fund:
August 31, 2019	$2,246,652	$—	$2,246,652
August 31, 2018	$2,441,680	$171,170	$2,612,850

FIRST WESTERN FUNDS TRUST

Notes to Financial Statements (Continued)

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax – Each Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, the Funds intend to distribute their taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is provided in the Funds’ financial statements.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of August 31, 2019:

	First Western Fixed Income Fund	First Western Short Duration Bond Fund	First Western Short Duration High Yield Credit Fund
Tax cost of portfolio investments	$73,301,591	$111,141,040	$44,900,035
Gross unrealized appreciation	$2,988,644	$1,537,477	$917,075
Gross unrealized depreciation	(38,639)	(189,211)	(663,949)
Net unrealized appreciation on investments	2,950,005	1,348,266	253,126
Undistributed ordinary income	87,389	109,165	94,011
Accumulated capital and other losses	(349,478)	(2,004,922)	(742,193)
Distributions payable	(72,178)	(85,317)	(74,385)
Accumulated earnings (deficit)	$2,615,738	$(632,808)	$(469,441)

The difference between the federal income tax cost of portfolio investments and the financial statement cost of portfolio investments for First Western Short Duration High Yield Credit Fund is due to certain timing differences in the recognition of capital gains and losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales.

FIRST WESTERN FUNDS TRUST

Notes to Financial Statements (Continued)

As of August 31, 2019, the Funds had the following capital loss carryforwards for federal income tax purposes:

	First Western Fixed Income Fund	First Western Short Duration Bond Fund	First Western Short Duration High Yield Credit Fund
Short-term loss carryforwards	$84,046	$738,916	$522,141
Long-term loss carryforwards	265,432	1,266,006	220,052
Total	$349,478	$2,004,922	$742,193

These capital loss carryforwards may be carried forward indefinitely and are available to offset net realized capital gains in future years, thereby reducing future taxable capital gain distributions.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed each Fund’s tax positions taken on Federal income tax returns for all open tax years (generally, three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next year. Each Fund identifies its major tax jurisdiction as U.S. Federal.

3. Investment Transactions

During the year ended August 31, 2019, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, were as follows:

	First Western Fixed Income Fund	First Western Short Duration Bond Fund	First Western Short Duration High Yield Credit Fund
Purchases of investment securities	$12,253,204	$42,335,218	$39,467,407
Proceeds from sales and maturities of investment securities	$17,538,183	$58,994,534	$35,282,300

FIRST WESTERN FUNDS TRUST

Notes to Financial Statements (Continued)

During the year ended August 31, 2019, cost of purchases and proceeds from sales and maturities of U.S. government long-term securities were as follows:

	First Western Fixed Income Fund	First Western Short Duration Bond Fund	First Western Short Duration High Yield Credit Fund
Purchases of U.S. government long-term securities	$21,306,418	$16,149,720	$—
Proceeds from sales and maturities of U.S. government securities	$4,456,575	$16,404,331	$—

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENTS

The Adviser is a wholly-owned subsidiary of First Western Financial, Inc., a financial holding company.

Under the terms of an Investment Advisory Agreement between the Trust and the Adviser, First Western Fixed Income Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at the annual rate of 0.50% of its average daily net assets. Under the terms of a separate Investment Advisory Agreement between the Trust and the Adviser, First Western Short Duration Bond Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at the annual rate of 0.35% of its average daily net assets. Under the terms of a separate Investment Advisory Agreement between the Trust and the Adviser, First Western Short Duration High Yield Credit Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at the annual rate of 0.75% of its average daily net assets.

The Adviser has contractually agreed until January 1, 2021 to reduce its investment advisory fees and to pay other operating expenses to the extent necessary to limit annual ordinary operating expenses (excluding brokerage costs, taxes, borrowing costs, interest, acquired fund fees and expenses and extraordinary expenses) to 0.60% of the average daily net assets allocable to Institutional Shares of each of First Western Fixed Income Fund and First Western Short Duration Bond Fund and to 0.95% of the average daily net assets allocable to Institutional Shares of First Western Short Duration High Yield Credit Fund. During the year ended August 31, 2019, the Adviser reduced its advisory fees by $211,894, $40,685 and $128,982 with respect to First Western Fixed Income Fund, First Western Short Duration Bond Fund and First Western Short Duration High Yield Credit Fund, respectively.

FIRST WESTERN FUNDS TRUST

Notes to Financial Statements (Continued)

Advisory fee reductions and expense reimbursements by the Adviser are subject to repayment by the Funds for a period of three years after such fees and expenses were incurred, provided that the repayments do not cause a Fund’s ordinary operating expenses (excluding brokerage costs, taxes, borrowing costs, interest, acquired fund fees and expenses and extraordinary expenses) to exceed the agreed upon expense limitations. As of August 31, 2019, the Adviser may in the future recover advisory fee reductions and expense reimbursements totaling $654,133, $189,090 and $409,327 with respect to First Western Fixed Income Fund, First Western Short Duration Bond Fund and First Western Short Duration High Yield Credit Fund, respectively. The Adviser may recover these amounts no later than the dates stated below:

	First Western Fixed Income Fund	First Western Short Duration Bond Fund	First Western Short Duration High Yield Credit Fund
August 31, 2020	$224,175	$81,656	$143,951
August 31, 2021	218,064	66,749	136,394
August 31, 2022	211,894	40,685	128,982
	$654,133	$189,090	$409,327

Certain officers of the Trust are also officers of the Adviser.

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance, and transfer agency services to the Funds. The Funds pay Ultimus fees in accordance with the agreements for such services. In addition, the Funds pay out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds’ portfolio securities.

Pursuant to the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (“UFD”) serves as principal underwriter and exclusive agent for the distribution of shares of the Funds. UFD is a wholly-owned subsidiary of Ultimus. UFD is compensated by the Adviser (not the Funds) for its services to the Trust.

Certain officers of the Trust are also officers of Ultimus or UFD.

TRUSTEES’ COMPENSATION

Each Trustee who is not an “interested person” of the Trust (“Independent Trustee”) receives from the Trust an annual fee of $30,000, payable quarterly, plus reimbursement of travel and other expenses incurred in attending meetings.

FIRST WESTERN FUNDS TRUST

Notes to Financial Statements (Continued)

Trustees who are affiliated with the Adviser do not receive compensation from the Trust. Each Fund pays its proprotionate share of the Independent Trustees’ fees and expenses.

PRINCIPAL HOLDERS OF FUND SHARES

As of August 31, 2019, the following shareholders owned of record 25% or more of the outstanding shares of each Fund:

NAME OF RECORD OWNER	% Ownership
First Western Fixed Income Fund
Mitra & Company (for the benefit of its customers)	54%
Maril & Company (for the benefit of its customers)	40%

First Western Short Duration Bond Fund
Mitra & Company (for the benefit of its customers)	62%
Maril & Company (for the benefit of its customers)	30%

First Western Short Duration High Yield Credit Fund
National Financial Services, LLC (for the benefit of its customers)	98%

A beneficial owner of 25% or more of a Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting.

5. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

6. Bank Line of Credit

First Western Fixed Income Fund and First Western Short Duration Bond Fund each have an uncommitted $3,500,000 senior secured line of credit with its custodian bank which expires on December 11, 2019. First Western Short Duration High Yield Credit Fund has an uncommitted $3,000,000 senior secured line of credit with its custodian bank which expires on December 11, 2019. All portfolio securities held by each Fund are pledged as collateral for its line of credit. Borrowings under the

FIRST WESTERN FUNDS TRUST

Notes to Financial Statements (Continued)

lines of credit bear interest at a rate per annum equal to the bank’s Prime Rate at the time of borrowing. As of August 31, 2019, Prime Rate was 5.25%. During the year ended August 31, 2019, none of the Funds borrowed under its line of credit.

7. Risks Associated with Mortgage-Backed Securities

First Western Fixed Income Fund and First Western Short Duration Bond Fund have each adopted a fundamental policy to concentrate its investments in mortgage-backed securities. This means each Fund will invest at least 25% of its total assets in agency and non-agency mortgage-backed securities. The Funds’ investments in mortgage-backed securities are subject to prepayment risk, especially when interest rates decline. Prepayment risk is the risk that the principal on mortgage-backed securities, other asset-backed securities or any fixed-income security with an embedded call option may be prepaid at any time, which could reduce yield and market value. This could reduce the effective maturity of a mortgage-backed security and cause the Funds to reinvest their assets at a lower prevailing interest rate. Mortgage-backed securities are also subject to extension risk, which is the risk that rising interest rates will increase the effective maturity of mortgage-backed securities due to the deceleration of prepayments. Mortgage-backed securities may also be subject to risks unique to the housing industry, including mortgage lending practices, defaults, foreclosures and changes in real estate values. The Funds’ investments in collateralized mortgage obligations are subject to default risk, prepayment and extension risk and market risk when interest rates rise. As a result of each Fund’s policy to concentrate in mortgage-backed securities, the Funds will be subject to the risks associated with these securities to a greater degree than a fund that does not concentrate in mortgage-backed securities. As of August 31, 2019, First Western Fixed Income Fund and First Western Short Duration Bond Fund had 41.2% and 48.4%, respectively, of the value of their net assets invested in mortgage-backed securities.

8. Risks Associated with Lower Rated Debt Securities

First Western Short Duration High Yield Credit Fund invests primarily in lower-rated debt securities (commonly called “junk” bonds). These securities are often considered to be speculative and involve greater risk of default or price changes than higher-rated securities due to changes in the issuer’s creditworthiness. Prices of lower-rated securities have been found to be less sensitive to interest rate changes and more sensitive to adverse economic changes and individual corporate developments than more highly rated investments. An economic downturn tends to disrupt the market for lower-rated securities and may adversely affect their values. Such an economic downturn may be expected to result in increased

FIRST WESTERN FUNDS TRUST

Notes to Financial Statements (Continued)

defaults by the issuers of such securities. Securities rated below Baa by Moody’s Investors Service, Inc. or BBB by Standards & Poor’s or Fitch Ratings are generally considered to be “junk” bonds.

9. Risks Associated with Rule 144A Securities

Rule 144A securities are securities that are exempt from registration in compliance with the Securities Act of 1933, as amended, and the rules thereunder, and may have legal restrictions on resale. Under Rule 144A, these privately placed securities may be resold to qualified institutional buyers (“QIBs”), subject to certain conditions. An insufficient number of QIBs interested in purchasing Rule 144A securities at a particular time could adversely affect the marketability of the securities and a Fund might be unable to dispose of the securities promptly or at a reasonable price. As of August 31, 2019, First Western Fixed Income Fund, First Western Short Duration Bond Fund and First Western Short Duration High Yield Credit Fund had 10.5%, 14.8% and 50.7%, respectively of the value of their net assets invested in Rule 144A securities.

10. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted the following events:

On July 19, 2019, First Western Capital Management Company (“First Western”), the investment adviser to each of the First Western Fixed Income Fund, First Western Short Duration Bond Fund and First Western Short Duration High Yield Credit Fund (the “Funds”) announced that it had entered into an agreement with Lido Advisors, LLC (“Lido”) and Lido’s affiliate Oakhurst Advisors, LLC (“Oakhurst”), whereby Lido, on behalf of Oakhurst, would acquire First Western’s Los Angeles based fixed-income portfolio management team and its mutual fund business (the “Transaction”). In connection with the Transaction, the Board of Trustees of the First Western Funds Trust (the “Trust”) (the “Board”) on July 23, 2019, approved new investment advisory agreements between the Trust, on behalf of each Fund, and Oakhurst (the “New Advisory Agreements”). At a Special Meeting of Shareholders held on September 13, 2019 (the “Meeting”), shareholders approved the New Advisory Agreements with Oakhurst for each Fund. Under the New Advisory Agreements, Oakhurst will provide the same advisory services at the same advisory

FIRST WESTERN FUNDS TRUST

Notes to Financial Statements (Continued)

fees provided under the advisory agreements with First Western. The persons who are currently responsible for the portfolio management of the Funds, Barry P. Julien and Ashish Shah, will become employees of Oakhurst upon completion of the Transaction and will continue to manage the Funds in accordance with their current investment objectives and principal investment strategies. Also upon completion of the Transaction, the Funds will change names and the Trustees elected by shareholders will be in place. The Transaction date has yet to be finalized.

On September 30, 2019, First Western Fixed Income Fund, First Western Short Duration Bond Fund and First Western Short Duration High Yield Credit Fund paid net investment income dividends of $0.0188, $0.0200 and $0.0361 per share, respectively, to shareholders of record on September 27, 2019.

FIRST WESTERN FUNDS TRUST

Report of Independent Registered Public
Accounting Firm

To the Shareholders and Board of Trustees of
First Western Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of First Western Funds Trust, comprising First Western Fixed Income Fund, First Western Short Duration Bond Fund, and First Western Short Duration High Yield Credit Fund (the “Funds”) as of August 31, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the three years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial highlights for the periods ended August 31, 2016, and prior, were audited by other auditors whose report dated October 28, 2016, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as

FIRST WESTERN FUNDS TRUST

Report of Independent Registered Public
Accounting Firm (Continued)

of August 31, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2017.

COHEN & COMPANY, LTD.

Cleveland, Ohio
October 30, 2019

FIRST WESTERN FUNDS TRUST

About Your Funds’ Expenses (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur ongoing costs, including management fees and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (March 1, 2019) and held until the end of the period (August 31, 2019).

The table below illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Funds’ ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds’ actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge transaction fees, such as purchase or redemption fees, nor do they carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds’ expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to each Fund’s prospectus.

FIRST WESTERN FUNDS TRUST

About Your Funds’ Expenses (Unaudited) (Continued)

	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Net Expense Ratio(a)	Expenses Paid During Period(b)
First Western Fixed Income Fund
Based on Actual Fund Return	$ 1,000.00	$ 1,064.00	0.60%	$ 3.12
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,022.18	0.60%	$ 3.06

First Western Short Duration Bond Fund
Based on Actual Fund Return	$ 1,000.00	$ 1,028.10	0.60%	$ 3.07
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,022.18	0.60%	$ 3.06

First Western Fixed Short Duration High Yield Credit Fund
Based on Actual Fund Return	$ 1,000.00	$ 1,029.70	0.95%	$ 4.86
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,020.42	0.95%	$ 4.84

(a)	Annualized, based on each Fund’s most recent one-half year expenses.
(b)	Expenses are equal to each Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

FIRST WESTERN FUNDS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-292-6775, or on the SEC’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-292-6775, or on the SEC’s website at www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-Q’s successor form, Form N-PORT. These filings are available upon request by calling 1-800-292-6775. Furthermore, you may obtain a copy of the filings on the SEC’s website at www.sec.gov.

FIRST WESTERN FUNDS TRUST

Trustees and Officers of the Trust
(Unaudited)

Overall responsibility for management of the Trust rests with its Trustees. The Trustees serve for terms of indefinite duration until death, resignation, retirement or removal from office. The Trustees, in turn, elect the officers of the Trust to actively supervise the Trust’s day-to-day operations. The officers are elected annually.

The Trustees and executive officers of the Trust, their addresses and their principal occupations during the past five years are as follows:

Name, Address and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years and Directorships of Public Companies Within Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Interested Trustee:
Debbie Silversmith* 1900 16th Street, Suite 1200 Denver, Colorado 80202 Year of birth: 1953	Since May 2015	Trustee	Managing Director, Chief Investment Officer-Emeritus of First Western Trust Bank since 2017. She was Chief Investment Officer of First Western Trust Bank from 2014 until 2017 and Managing Director from 2005 until 2014.	3
Independent Trustees:
John R. Hildebrand 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246 Year of birth: 1956	Since October 2019	Trustee	Retired since 2016; Partner at PwC, a public accounting firm from 1994 until 2016.	3
Debra L. McGinty-Poteet 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246 Year of birth: 1956	Since May 2015	Trustee	Member of the Board of Trustees and chair of the audit committee of the Series Portfolios Trust, a registered open-end management investment company, from 2015 to present. Currently serves on the Board for a number of non-profit organizations.	3
E. Keith Wirtz 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246 Year of birth: 1960	Since October 2016	Trustee	Vice President and Chief Investment Officer Of Union Savings Bank of Connecticut since July 2019; Principal of Walrus Partners, LLC a registered investment adviser, from 2013 until 2019; Currently serves on the Board or Committee for a number of non-profit organizations.	3

*

Debbie Silversmith, as an affiliated person of First Western Capital Management Company, the Funds’ investment adviser, is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) under the Ivestment Company Act of 1940.

FIRST WESTERN FUNDS TRUST

Trustees and Officers of the Trust
(Unaudited) (Continued)

Name, Address and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers:
John E. Sawyer 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246 Year of Birth: 1969	Since February 2018	President

President of First Western Capital Management, Inc. since 2018 and Chief Investment Officer of First Western Trust since 2017; President and Chief Operating Officer of St. John’s Investment Management, LLC (2014 to 2017).

Mark Seger 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246 Year of birth: 1962	Since August 2012	Vice President and Assistant Treasurer

Vice Chairman of Ultimus Fund Solutions, LLC and its Subsidiaries (except FINRA-related broker-dealer entities); Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC (the Trust’s Distributor) from 1999 until 2018.

Martin R. Dean 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246 Year of birth: 1963	Since April 2016	Chief Compliance Officer	Vice President, Director of Fund Compliance of Ultimus Fund Solutions, LLC (2016 to present); Senior Vice President and Compliance Group Manager, Huntington Asset Services, Inc. (2013 to 2015).
Lené Simnioniw 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246 Year of birth: 1962	Since August 2012	Secretary	Corporate Secretary & Legal Administrator of First Western Financial, Inc. since 2009.
Theresa M. Bridge 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246 Year of birth: 1969	Since August 2012	Treasurer	Vice President, Director of Financial Administration of Ultimus Fund Solutions, LLC since 2000.

Additional Information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call toll-free 1-800-292-6775.

FIRST WESTERN FUNDS TRUST

Approval of Current Investment Advisory Agreements (Unaudited)

The Board of Trustees of the Trust, including the Independent Trustees voting separately, reviewed and approved the continuance of the Investment Advisory Agreements (the “Current Advisory Agreements”) with First Western Capital Management Company (the “Current Adviser”) for the First Western Fixed Income Fund (the “Fixed Income Fund”), the First Western Short Duration Bond Fund (the “Short Duration Bond Fund”) and the First Western Short Duration High Yield Credit Fund (the “High Yield Fund,” together with the Fixed Income Fund and the Short Duration Bond Fund, the “Funds”). These approvals took place at a Board meeting held on July 23, 2019, at which all of the Independent Trustees were present in person.

In the course of their consideration of the Current Advisory Agreements, the Independent Trustees were advised by independent legal counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed approval of the continuance of the Current Advisory Agreements on behalf of the Funds. The Independent Trustees received and reviewed a variety of information related to the Funds and the Current Adviser that had been provided by the Current Adviser in response to requests of independent legal counsel on behalf of the Independent Trustees.

In considering the Current Advisory Agreements and reaching their conclusions with respect to the continuance of the Current Advisory Agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below.

(i)

The nature, extent, and quality of the services provided by the Current Adviser. With respect to this factor, the Independent Trustees considered the services that the Current Adviser provided to the Fixed Income Fund, the Short Duration Bond Fund, and the High Yield Fund. They also considered the Current Adviser’s responsibilities and compensation under the Current Advisory Agreements. Additionally, the Independent Trustees noted the background and experience of the Current Adviser’s key investment and operating personnel and acknowledged that the Current Adviser continued to provide experienced professionals to manage the Funds’ investments. The Independent Trustees considered the Current Adviser’s compliance policies and procedures as well as its compliance team. After reviewing the foregoing information, the Independent Trustees determined that the quality, extent and nature of the services provided by the Current Adviser to each Fund were satisfactory.

(ii)

The investment performance of the Funds and the Current Adviser. In this regard, the Independent Trustees compared the performance of the Fixed Income Fund with the performance of the Bloomberg Barclays U.S. Aggregate Bond Index, the Fund’s primary benchmark, over various periods ended March 31, 2019.

FIRST WESTERN FUNDS TRUST

Approval of Current Investment Advisory Agreements (Unaudited) (Continued)

The Independent Trustees observed that the Fixed Income Fund (net of fees) outperformed the Bloomberg Barclays U.S. Aggregate Bond Index for the three-year and five-year periods ended March 31, 2019 but slightly underperformed this index for the one-year period ended March 31, 2019. The Independent Trustees were provided with comparative performance statistics of the universe of funds categorized by Morningstar as “US intermediate core bond” funds, which was the category to which the Fixed Income Fund had been assigned. The Independent Trustees noted that for the one-year, three-year and five-year periods ended March 31, 2019, the Fixed Income Fund’s total return (net of fees) of 4.33%, 2.92% and 3.06%, respectively, exceeded the 3.97%, 2.35% and 2.48% total return, respectively, for the average fund in the Morningstar US intermediate core bond category. The Independent Trustees further noted the consistency of the Current Adviser’s management of the Fixed Income Fund with the Fund’s investment objective and policies. After additional discussion, the Independent Trustees determined that the investment performance of the Fixed Income Fund had been satisfactory.

The Independent Trustees next reviewed the performance of the Short Duration Bond Fund, which was compared to the performance of the ICE BofA Merrill Lynch U.S. Corporate & Government 1-3 Years Bond Index, the Fund’s primary benchmark, over various periods ended March 31, 2019. The Independent Trustees observed that the Short Duration Bond Fund (net of fees) outperformed the ICE BofA Merrill Lynch U.S. Corporate & Government 1-3 Years Bond Index over the one-year, three-year and five-year periods ended March 31, 2019. The Independent Trustees were also provided with comparative performance statistics of the universe of funds categorized by Morningstar as “US short term bond” funds, which was the category to which the Short Duration Bond Fund had been assigned. The Independent Trustees observed that for the one-year, three-year and five-year periods ended March 31, 2019, the Short Duration Bond Fund’s total return (net of fees) of 3.09%, 2.14% and 1.96%, respectively, was higher than the 3.00%, 1.78% and 1.40% total return, respectively, for the average fund in the Morningstar US short term bond fund category. In addition, the Independent Trustees noted the consistency of the Current Adviser’s management of the Short Duration Bond Fund with the Fund’s investment objective and policies. After further discussion, the Independent Trustees determined that the investment performance of the Short Duration Bond Fund had been satisfactory.

The Independent Trustees next reviewed the performance of the High Yield Fund, which was compared to the performance of the ICE BofA Merrill Lynch 1-5 Year US Cash Pay High Yield Constrained Index, the Fund’s primary benchmark, over various periods ended March 31, 2019. It was noted by the Independent Trustees that, as of March 31, 2019, the High Yield Fund (net of fees) underperformed the

FIRST WESTERN FUNDS TRUST

Approval of Current Investment Advisory Agreements (Unaudited) (Continued)

BofA Merrill Lynch 1-5 Year US Cash Pay High Yield Constrained Index over the one-year and three-year periods. The Independent Trustees were also provided with comparative performance statistics of the universe of funds categorized by Morningstar as “US high yield bond” funds, which was the category to which the High Yield Fund had been assigned. The Independent Trustees noted that for the one-year and three-year periods ended March 31, 2019, the High Yield Fund’s total return (net of fees) of 4.48% and 7.43%, respectively, was higher than the 4.36% and 6.81% total return, respectively, for the average fund in the Morningstar US high yield bond fund category. Additionally, the Independent Trustees noted the consistency of the Current Adviser’s management of the High Yield Fund with the Fund’s investment objective and policies. Following further discussion, the Independent Trustees concluded that the investment performance of the High Yield Fund had been satisfactory.

(iii)

The costs of the services to be provided and profits to be realized by the Current Adviser from its relationship with the Funds. In this regard, the Independent Trustees reviewed the Current Adviser’s staffing, personnel and operations; the financial condition of the Current Adviser’s parent company and the level of commitment to the Funds demonstrated by the principals of the Current Adviser and its parent company; each Fund’s asset levels; each Fund’s overall expenses; and each Fund’s sales and distribution plans. The Independent Trustees considered the rate of the advisory fees paid by the Funds under the Current Advisory Agreements and compared them to average advisory fee ratios of similar mutual funds compiled from statistics reported by Morningstar. In addition, they compared the net operating expense ratios of the Funds with average expense ratios of funds within their respective Morningstar categories. It was noted by the Independent Trustees that the Fixed Income Fund’s advisory fee of 0.50% was higher than the average advisory fee of 0.38% for Morningstar’s intermediate-term bond funds category and its net expense ratio of 0.60% (after fee waivers) was higher than the average expense ratio for Morningstar’s intermediate-term bond funds category, which was 0.56% per annum. The Independent Trustees next considered the Current Adviser’s commitment to cap the Fixed Income Fund’s ordinary operating expenses at 0.60% per annum through January 1, 2021. The Independent Trustees performed a similar comparison for the Short Duration Bond Fund, finding that the Short Duration Bond Fund’s advisory fee of 0.35% was lower than the average advisory fee of 0.36% for Morningstar’s short term bond funds category and the Fund’s net expense ratio of 0.60% (after fee waivers) was higher than the average expense ratio of 0.56% for Morningstar’s short term bond funds category. The Independent Trustees then considered the Current Adviser’s commitment to cap the Short Duration Bond Fund’s ordinary operating expenses at 0.60% per annum through January 1, 2021. The Independent

FIRST WESTERN FUNDS TRUST

Approval of Current Investment Advisory Agreements (Unaudited) (Continued)

Trustees performed a similar comparison for the High Yield Fund, noting that the High Yield Fund’s advisory fee of 0.75% was higher than the average advisory fee of 0.58% for Morningstar’s high yield bond funds category and the High Yield Fund’s net expense ratio of 0.95% (after fee waivers) was higher than the average expense ratio of 0.77% for Morningstar’s high yield bond funds category. The Independent Trustees also discussed the Current Adviser’s commitment to cap the High Yield Bond Fund’s ordinary operating expenses at 0.95% per annum through January 1, 2021.

The Independent Trustees then considered the Current Adviser’s representations as they related to its revenues and expenses with respect to its services provided to the Fixed Income Fund, Short Duration Bond Fund and High Yield Fund for periods ended March 31, 2019. The Independent Trustees noted that the Current Adviser had waived a percentage of its advisory fees with respect to its services to the Funds in order to maintain each Fund’s per annum expense cap. The Independent Trustees further noted that, after deducting a reasonable allocation for employee salary and benefits from the advisory fees collected, the Funds are operating at a marginal profit to the Current Adviser.

The Independent Trustees next directed their attention to the trailing 12-month income statement and balance sheet of the Current Adviser as of March 31, 2019. They also considered the Current Adviser’s representation that there had not been any material change to the Current Adviser’s financial condition since March 31, 2019. The Independent Trustees determined that the Current Adviser had adequate financial resources to continue serving as the Funds’ investment adviser. The Independent Trustees considered the “fallout benefits” to the Current Adviser, including the additional exposure provided to the Current Adviser as a result of its management of the Funds. After a full discussion and consideration of the foregoing, the Independent Trustees determined that the fees paid to the Current Adviser by each Fund were reasonable in light of the quality of the services received.

(iv)

The extent to which economies of scale would be realized as the Funds grow and whether advisory fee levels reflect these economies of scale for the benefit of the Funds’ investors. The Independent Trustees reviewed the current net assets for the Fixed Income Fund, the Short Duration Bond Fund, and the High Yield Fund in addition to the expense cap arrangements between the Trust and the Current Adviser. The Independent Trustees noted that the Funds would need to realize considerable growth in assets before the Current Adviser would start to receive its full advisory fees from the Funds. The Independent Trustees concluded that, given the Funds’ current asset levels, it would not be relevant

FIRST WESTERN FUNDS TRUST

Approval of Current Investment Advisory Agreements (Unaudited) (Continued)

to consider the extent to which economies of scale were being realized and that it would not be necessary or appropriate at this time to consider adding fee breakpoints to the advisory fee schedules for the Funds.

In conclusion, the Trustees did not identify any single factor as all-important or controlling in their determination to approve the continuance of the Current Advisory Agreements. The Trustees, including all of the Independent Trustees, concluded that the terms of each Current Advisory Agreement were fair and reasonable, that the Current Adviser’s fees were reasonable in light of the services provided to the Funds and the benefits received by the Current Adviser, and that continuance of the Current Advisory Agreements was in the best interests of each Fund and its shareholders.

FIRST WESTERN FUNDS TRUST

Approval of New Investment Advisory Agreements (Unaudited)

In light of the anticipated transfer of the Current Adviser’s mutual fund advisory business to Oakhurst Advisors, LLC (the “New Adviser” or “Oakhurst”), the Board of Trustees of the Trust, including the Independent Trustees voting separately, also reviewed and approved the Investment Advisory Agreements (the “New Advisory Agreements”) with the New Adviser for the First Western Fixed Income Fund (the “Fixed Income Fund”), First Western Short Duration Bond Fund (the “Short Duration Bond Fund”) and First Western Short Duration High Yield Credit Fund (the “High Yield Fund,” together with the Fixed Income Fund and the Short Duration Bond Fund, the “Funds”). These approvals took place at a Board meeting held on July 23, 2019, at which all of the Independent Trustees were present in person.

In the course of their consideration of the New Advisory Agreements, the Independent Trustees were advised by independent legal counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed approval of the New Advisory Agreements on behalf of the Funds. The Independent Trustees received and reviewed a variety of information related to the Funds and the New Adviser that had been provided by the New Adviser in response to requests of independent legal counsel on behalf of the Independent Trustees.

In considering the New Advisory Agreements and reaching their conclusions with respect to the continuance of the New Advisory Agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below.

(i)

The nature, extent, and quality of the services to be provided by Oakhurst. The Board considered the responsibilities that Oakhurst as the New Adviser would have under the New Advisory Agreements for the Funds and the proposed services that Oakhurst would provide to the Funds including, without limitation, its procedures for formulating investment recommendations and assuring compliance with each Fund’s investment objective and limitations, its proposed initial marketing and distribution efforts, and its adherence to compliance procedures and practices. The Trustees considered the scope and quality of the in-house capabilities of Oakhurst and other resources that Oakhurst would dedicate to performing services for the Funds. The Trustees also considered the business reputation of Oakhurst, the qualifications of its key investment and compliance personnel, and its financial resources. The quality of Oakhurst’s administrative and other services, including its role in coordinating the activities of the Funds’ other service providers, were also considered in light of the Funds’ need to adhere to its investment policies as well as applicable laws and regulations and to maintain a robust compliance program. After reviewing the foregoing and additional information provided in the Board Materials (e.g.,

FIRST WESTERN FUNDS TRUST

Approval of New Investment Advisory Agreements (Unaudited) (Continued)

descriptions of Oakhurst’s business and Oakhurst’s Form ADV), the Board concluded that the quality, extent, and nature of the services to be provided by Oakhurst to the Funds were satisfactory and adequate.

(ii)

The investment management capabilities and experience of Oakhurst. The Board considered the investment management experience of Oakhurst and reviewed its discussion with Oakhurst executives earlier in the meeting regarding the investment objective and strategies for each of the Funds as well as Oakhurst’s experience and plans for implementing such strategies. In particular, the Trustees noted that the Funds’ current investment management team, comprised of three individuals, was expected to become employees of Oakhurst and to continue management of the Funds. The Board also reviewed information from Oakhurst regarding Oakhurst’s prior experience in the financial industry as well as its business reputation, the qualifications of its key investment and compliance personnel, and its financial resources. Given that the portfolio management team would remain the same under Oakhurst as under the Current Adviser, the Board made note of the short-term and long-term investment performance of the Funds as compared to their respective benchmarks and to that of competitive funds with similar investment objectives, as discussed earlier in the meeting. After consideration of these and other factors, the Board determined that Oakhurst had the requisite knowledge and experience to serve as the New Adviser for each of the Funds.

(iii)

The costs of the services to be provided and profits to be realized by Oakhurst and its affiliates from the relationship with the Funds. In reviewing the fees payable under the New Advisory Agreements, the Trustees noted that such fees would be the same as those payable under the Current Advisory Agreements and then compared the advisory fees and overall expense levels of each Fund with those of competitive funds with similar investment objectives. The Board considered Oakhurst’s financial condition and its expected level of commitment to the Funds as well as the overall expenses and fees of the Funds, including the advisory fee. The Board noted the Expense Limitation Agreements currently in effect and Oakhurst’s intent to enter into expense limitation agreements on the same terms as the current ones, for a two year period commencing on the date of the New Advisory Agreements. The Trustees also considered information provided to them concerning Oakhurst’s estimated profitability with respect to each Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees to be paid by the Funds, but also so-called “fallout” benefits to Oakhurst. Upon further consideration and discussion of the foregoing, the Board concluded that

FIRST WESTERN FUNDS TRUST

Approval of New Investment Advisory Agreements (Unaudited) (Continued)

the proposed advisory fee and total expense limit for the Funds were within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances and were fair and reasonable.

(iv)

The extent to which the Funds and its investors would benefit from economies of scale. In this regard, the Independent Trustees noted that the Funds would need to realize considerable growth in assets before Oakhurst would start to receive its full advisory fees from the Funds. The Independent Trustees concluded that, given the Funds’ current asset levels, it would not be relevant to consider the extent to which economies of scale were being realized and that it would not be necessary or appropriate at this time to consider adding fee breakpoints to the advisory fee schedules for the Funds.

(v)

Brokerage and portfolio transactions. The Board considered Oakhurst’s representations that all of the Funds’ portfolio trades would be executed based on the best price and execution available, and that Oakhurst at this time did not participate in any soft dollar or directed brokerage arrangements. After further review and discussion, the Board determined that Oakhurst’s practices regarding brokerage and portfolio transactions for the Funds were satisfactory.

In conclusion, the Trustees did not identify any single factor as all-important or controlling in their determination to approve the New Advisory Agreements. The Trustees, including all of the Independent Trustees, concluded that the terms of each New Advisory Agreement were fair and reasonable, that the New Adviser’s fees were reasonable in light of the services to be provided to the Funds and the benefits to be received by the New Adviser, and that approval of the New Advisory Agreements was in the best interests of each Fund and its shareholders.

This page intentionally left blank.

FIRST WESTERN FUNDS TRUST

Investment Adviser

First Western Capital Management Company
1901 Avenue of the Stars
Suite 200
Los Angeles, CA 90067

Administrator

Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707
1-800-292-6775

Legal Counsel

Sullivan & Worcester LLP
1666 K Street, NW
Washington, D.C. 20006

Distributor

Ultimus Fund Distributors, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

Custodian

U.S. Bank, N.A.
425 Walnut Street
Cincinnati, OH 45202

Board of Trustees

Debbie Silversmith
John R. Hildebrand
Debra L. McGinty-Poteet
E. Keith Wirtz

Executive Officers

John Sawyer, President, Principal Executive Officer
Mark Seger, Vice President
Theresa M. Bridge, Treasurer
Lené Simnioniw, Secretary
Martin R. Dean, Chief Compliance Officer

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 13(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has two audit committee financial experts serving on its audit committee. The names of the audit committee financial experts are Keith Wirtz, Debra McGinty-Poteet and John R. Hildebrand. Messrs. Wirtz and Hildebrand and Ms. McGinty-Poteet are “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $40,500 and $40,500 with respect to the registrant’s fiscal years ended August 31, 2019 and 2018, respectively.

(b)	Audit-Related Fees. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $10,500 and $10,500 with respect to the registrant’s fiscal years ended August 31, 2019 and 2018, respectively. The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)	All Other Fees. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	With respect to the fiscal years ended August 31, 2019 and 2018, aggregate non-audit fees of $10,500 and $10,500, respectively, were billed by the registrant’s principal accountant for services rendered to the registrant. No non-audit fees were billed in either of the last two fiscal years by the registrant’s principal accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant’s Committee of Independent Trustees shall review shareholder recommendations for nominations to fill vacancies on the registrant’s board of trustees if such recommendations are submitted in writing and addressed to the Committee at the registrant’s offices. The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(a)(4) Change in the registrant’s independent public accountants: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH	Code of Ethics
Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act
Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	First Western Funds Trust

By (Signature and Title)*		/s/ John E. Sawyer
John E. Sawyer, President and Principal Executive Officer

Date	November 6, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ John E. Sawyer
John E. Sawyer, President and Principal Executive Officer

Date	November 6, 2019

By (Signature and Title)*		/s/ Theresa M. Bridge
Theresa M. Bridge, Treasurer and Principal Accounting Officer

Date	November 6, 2019

*	Print the name and title of each signing officer under his or her signature.